EXHIBIT 99.1

Subject to Revision
Computational Materials Dated April 13, 2004

                                   EQUITY ONE
                                   ==========
                            a Popular, Inc. Company
                                     [LOGO]

          Equity One Mortgage Pass-Through Certificates, Series 2004-2

                                  $700,000,000
                                  (Approximate)

                                Equity One, Inc.
                               Seller and Servicer

                              Equity One ABS, Inc.
                                    Depositor


                                   DISCLAIMER

Attached are preliminary Computational Materials describing the structure, collateral pool and certain aspects of the Mortgage Pass-Through Certificates, Series 2004-2. The Computational Materials have been prepared by Wachovia Capital Markets, LLC based on information provided by Equity One, Inc. ("Equity One") for informational purposes only and are subject to modification or change. The information and assumptions contained herein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Wachovia Capital Markets, LLC does not make any representation as to the accuracy or completeness of any of the information set forth in the attached Computational Materials. This cover sheet is not part of the Computational Materials.

A Registration Statement (including a base prospectus) relating to the Mortgage Pass-Through Certificates has been filed with the Securities and Exchange Commission. The final Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

      [LOGO]                                                        [LOGO]
WACHOVIA SECURITIES                                        RBS GREENWICH CAPITAL

                              Co-Lead Underwriters

                            Friedman Billings Ramsey
                                   Co-Manager

                                Wachovia Contacts
                                -----------------

Syndicate               Phone                  E-mail
---------               -----                  ------
Blake O'Connor          (704) 715-7008         blake.oconnor@wachovia.com

Trading
-------
Chris Choka             (704) 715-8300         chris.choka@wachovia.com

Banking
-------
Sharvin Setoodeh        (704) 715-7632         sharvin.setoodeh@wachovia.com
John Grady              (704) 715-7903         john.grady@wachovia.com

Structuring
-----------
Serkan Erikci           (704) 715-1263         serkan.erikci@wachovia.com


                             Rating Agency Contacts

S&P                     Phone                  E-mail
---                     -----                  ------
Steven Tencer           (212) 438-2104         steve_tencer@sandp.com
Bridget Steers          (212) 438-2610         bridget_steers@sandp.com
Julia Clements          (212) 438-7647         julia_clements@sandp.com

Moody's
-------
Amita Shrivastava       (212) 553-2953         amita.shrivastava@moodys.com

Fitch
-----
Jamie Moy               (212) 908-0862         jamie.moy@fitchratings.com
Ben Katzburg            (212) 908-0269         ben.katzburg@fitchratings.com



--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated April 13, 2004
--------------------------------------------------------------------------------



----------- -------------- -------------- ------------------- ------------------- ------------------ ------------ -----------------
             Principal      WAL (Years)    Principal Window     Expected Rating     Assumed Final     Interest       Principal
Class(1)(4) Balance ($)    Call/Mat (5)   (Mths) Call/Mat(5)  (Moody's/S&P/Fitch) Distribution Date     Type            Type
----------- ------------   ----------     ----------------    ------------------- -----------------     ----            ----
AF-1          169,500,000   0.92 / 0.92      1 - 22 / 1 - 22       Aaa/AAA/AAA         July 2034      Floating(2)  Senior Sequential
AF-2           26,800,000   2.00 / 2.00     22 - 27 / 22 - 27      Aaa/AAA/AAA         July 2034       Fixed(3)    Senior Sequential
AF-3           76,000,000   3.00 / 3.00     27 - 54 / 27 - 54      Aaa/AAA/AAA         July 2034       Fixed(3)    Senior Sequential
AF-4           15,000,000   5.00 / 5.00     54 - 68 / 54 - 68      Aaa/AAA/AAA         July 2034       Fixed(3)    Senior Sequential
AF-5           14,657,000   6.61 / 6.61     68 - 94 / 68 - 94      Aaa/AAA/AAA         July 2034       Fixed(3)    Senior Sequential
AF-6           22,000,000   5.74 / 5.74     41 - 92 / 41 - 92      Aaa/AAA/AAA         July 2034       Fixed(3)       Senior NAS
AV-1          175,000,000                           Not Marketed Hereby
AV-2           76,443,000   2.97 / 3.44     1 - 99 / 1 - 216       Aaa/AAA/AAA         July 2034      Floating(2)       Senior
M-1            58,800,000   5.44 / 6.00    39 - 99 / 39 - 185       Aa2/AA/AA          July 2034       Fixed(3)      Subordinate
M-2            35,700,000   5.42 / 5.92    38 - 99 / 38 - 166        A2/A/A+           July 2034       Fixed(3)      Subordinate
M-3             8,050,000   5.41 / 5.87    38 - 99 / 38 - 147        A3/A-/A           July 2034       Fixed(3)      Subordinate
M-4             7,350,000   5.40 / 5.82    37 - 99 / 37 - 142     Baa1/BBB+/A-         July 2034       Fixed(3)      Subordinate
B-1             7,350,000   1.89 / 1.89     20 - 26 / 20 - 26     Baa1/BBB/BBB+        July 2034      Floating(2)    Subordinate
B-2             7,350,000   1.47 / 1.47     16 - 20 / 16 - 20     Baa2/BBB-/BBB        July 2034      Floating(2)    Subordinate
----------- -------------- -------------- ------------------- ------------------- ------------------ ------------ -----------------
Total:       $700,000,000
----------- -------------- -------------- ------------------- ------------------- ------------------ ------------ -----------------

(1) The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates are backed primarily by the cash flow from the Group I Mortgage Loans (as defined herein). The Class AV-1 Certificates are backed primarily by the cash flow from the Group II-A Mortgage Loans (as defined herein). The Class AV-2 Certificates are backed primarily by the cash flow from the Group II-B Mortgage Loans (as defined herein). The Class M-1, Class M-2, Class M-3, Class M-4, Class B-1 and Class B-2 Certificates are backed by the cash flows from the Group I Mortgage Loans and the Group II Mortgage Loans. The principal balance of each Class of Offered Certificates (as defined herein) is subject to a 10% variance.
(2) The Class AF-1, Class AV-1, Class AV-2, Class B-1 and Class B-2 Certificates are priced to call. The margin on the Class AV-1 and Class AV-2 Certificates will double after the Optional Termination may be first exercised.
(3) The Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class M-1, Class M-2, Class M-3 and Class M-4 Certificates are priced to call. The fixed rate coupon on the Class AF-5, Class AF-6, Class M-1, Class M-2, Class M-3 and Class M-4 Certificates will increase by 0.50% after the Optional Termination may be first exercised.
(4)  See "Net WAC Cap" herein.
(5)  See "Pricing Prepayment Speed" herein.


Depositor:                    Equity One ABS, Inc.

Servicer:                     Equity  One,  Inc.  ("Equity  One"),  an  indirect
                              subsidiary of Popular, Inc.

Co-Lead Underwriters:         Wachovia   Capital    Markets,    LLC   ("Wachovia
                              Securities") and Greenwich  Capital Markets,  Inc.
                              ("RBS Greenwich Capital").

Co-Manager:                   Friedman, Billings, Ramsey & Co., Inc.

Trustee/Custodian:            JPMorgan Chase Bank.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated April 13, 2004
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Offered Certificates:         The Class  AF-1,  Class AF-2,  Class  AF-3,  Class
                              AF-4, Class AF-5, Class AF-6 (the "Class AF Certificates") and the Class AV-1 and Class AV-2 (the "Class AV Certificates") Certificates are collectively referred to herein as the "Senior Certificates". The Class M-1, Class M-2, Class
                              M-3,   Class   M-4,   Class   B-1  and  Class  B-2
                              Certificates are collectively referred to herein as the "Subordinate Certificates". The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "Offered Certificates."

Federal Tax Status:           It is  anticipated  that the Offered  Certificates
                              generally  will   represent   ownership  of  REMIC
                              regular interests for tax purposes.

Registration:                 The  Offered  Certificates  will be  available  in
                              book-entry form through DTC and only upon request through Clearstream, Luxembourg and the Euroclear
                              System.

Cut-off Date:                 For each Mortgage Loan in the mortgage pool on the
                              Closing Date, the close of business on March 31, 2004. For each Mortgage Loan subsequently acquired by the trust with funds from the Pre-Funding
                              Account, the later of the (i) origination date of the Mortgage Loan or (ii) the last day of the month prior to the month in which such Mortgage
                              Loan was acquired.

Expected Pricing Date:        On or about April [15], 2004.

Expected Closing Date:        On or about May 6, 2004.

Expected Settlement Date:     On or about May 6, 2004.

Distribution Date:            The 25th day of each  month (or if not a  business
                              day, the next succeeding business day) commencing in May 2004.

Accrued Interest:             The  price to be paid by  investors  for the Class
                              AF-1,  Class AV-1, Class AV-2, Class B-1 and Class
                              B-2 Certificates will not include accrued interest
                              (settling flat). The Class AF-2, Class AF-3, Class
                              AF-4,  Class AF-5,  Class AF-6,  Class M-1,  Class
                              M-2, Class M-3 and Class M-4 Certificates will settle with accrued interest of 35 days.

Interest Accrual Period:      The interest accrual period for each  Distribution
                              Date with  respect to the Class AF-1,  Class AV-1,
                              Class AV-2,  Class B-1 and Class B-2  Certificates
                              will be the  period  beginning  with the  previous
                              Distribution  Date  (or,  in the case of the first
                              Distribution Date, the Closing Date) and ending on
                              the day  prior  to such  Distribution  Date (on an
                              actual/360 basis). The interest accrual period for
                              each  Distribution  Date with respect to the Class
                              AF-2,  Class AF-3,  Class AF-4,  Class AF-5, Class
                              AF-6,  Class M-1,  Class M-2,  Class M-3 and Class
                              M-4  Certificates   will  be  the  calendar  month
                              preceding  the  month in which  such  Distribution
                              Date occurs (on a 30/360 basis).

ERISA Eligibility:            The Offered  Certificates are expected to be ERISA
                              eligible, so long as certain conditions are met as described further in the prospectus supplement.

SMMEA Eligibility:            The  Offered  Certificates  are  not  expected  to
                              constitute   "mortgage  related   securities"  for
                              purposes of SMMEA.

Servicing Fee:                With  respect  to  each  Distribution   Date,  the
                              Servicer will be entitled to 1/12 of 0.50% of the aggregate principal balance of the Mortgage Loans.

Trustee Fee:                  With  respect  to  each  Distribution   Date,  the
                              Trustee will be entitled 1/12 of 0.02% of the aggregate principal balance of the Mortgage Loans.


--------------------------------------------------------------------------------
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                                       4

Subject to Revision - Computational Materials Dated April 13, 2004
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Optional Termination:         The terms of the transaction  allow for a clean-up
                              call of the Mortgage Loans and the retirement of the Offered Certificates (the "Clean-up Call"),
                              which  may  be   exercised   once  the   aggregate
                              principal balance of the Mortgage Loans is less than 10% of the sum of (i) the aggregate principal balance of the Initial Mortgage Loans as of the Cut-off Date and (ii) the amounts on deposit in the Pre-Funding Account on the Closing Date.

Pricing Prepayment Speed:     The Offered  Certificates  will be priced based on
                              the following collateral prepayment assumptions:

                              FRM Loans: 100% PPC (100% PPC: 2.20% - 22.00% CPR
                                over 10 months, 22% thereafter)
                              ARM Loans: 100% PPC (100% PPC: 28.00% CPR)

Initial Mortgage Loans:       As of the Cut-off Date,  the  aggregate  principal
                              balance  of  the   Initial   Mortgage   Loans  was
                              approximately   $[556,134,384],   of  which:   (i)
                              approximately  $[356,368,012]  consisted of a pool
                              of   conforming   and    non-conforming    balance
                              fixed-rate  mortgage  loans (the  "Group I Initial
                              Mortgage     Loans"),      (ii)      approximately
                              $[139,034,098]  consisted of a pool of  conforming
                              balance adjustable-rate mortgage loans (the "Group
                              II-A   Initial    Mortgage   Loans")   and   (iii)
                              approximately $[60,732,274] consisted of a pool of
                              conforming and  non-conforming  balance adjustable
                              rate  mortgage  loans  (the  "Group  II-B  Initial
                              Mortgage  Loans").  The Group I  Initial  Mortgage
                              Loans,  the Group II-A Initial  Mortgage Loans and
                              the  Group  II-B   Initial   Mortgage   Loans  are
                              collectively   referred  herein  as  the  "Initial
                              Mortgage  Loans".  See  the  attached   collateral
                              descriptions for additional information on the Initial Mortgage Loans.

Pre-Funding Account:          An account  (the  "Pre-Funding  Account")  will be
                              established   on  the  Closing   Date  into  which
                              approximately $[143,865,616] will be deposited, of
                              which      approximately     (i)     approximately
                              $[92,188,336] will be used to purchase  subsequent
                              conforming and non conforming  fixed-rate mortgage
                              loans (the "Group I Subsequent  Mortgage  Loans"),
                              (ii)  approximately  $[35,966,534] will be used to
                              purchase  subsequent  conforming   adjustable-rate
                              mortgage   loans  (the  "Group   II-A   Subsequent
                              Mortgage    Loans")   and   (iii)    approximately
                              $[15,710,746] will be used to purchase  subsequent
                              conforming  and  non  conforming  adjustable  rate
                              mortgage   loans  (the  "Group   II-B   Subsequent
                              Mortgage Loans").  The Group I Subsequent Mortgage
                              Loans,  the Group II-A  Subsequent  Mortgage Loans
                              and the Group II-B  Subsequent  Mortgage Loans are
                              collectively referred to herein as the "Subsequent
                              Mortgage  Loans".   During  the  period  from  the
                              Closing  Date to no later than July 22,  2004 (the
                              "Pre-Funding  Period"),  the amounts on deposit in
                              the  Pre-Funding  Account will be used to purchase
                              Subsequent    Mortgage    Loans   having   similar
                              characteristics  to the related  Initial  Mortgage
                              Loans  (with any unused  portion  of such  deposit
                              amount to be distributed as a payment of principal
                              of  the  related   Offered   Certificates  on  the
                              Distribution Date immediately following the end of
                              the  Pre-Funding  Period).  The  Initial  Mortgage
                              Loans  and  the  Subsequent   Mortgage  Loans  are
                              collectively  referred to herein as the  "Mortgage
                              Loans".

Pass-Through Rate:            The  "Pass-Through  Rate" on each Class of Offered
                              Certificates will be equal to the lesser of (i) the related Formula Rate and (ii) the related Net
                              WAC Cap.

Formula Rate:                 The "Formula Rate" for the Class AF-1, Class AV-1,
                              Class AV-2, Class B-1 and Class B-2 Certificates will be equal to the lesser of (i) One Month LIBOR plus the margin for such Class and (ii) 14%.

                              The "Formula Rate" for the Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class M-1, Class M-2, Class M-3 and Class M-4 will be equal to a fixed rate determined at pricing for each such class.

Adjusted Net Mortgage Rate:   The "Adjusted Net Mortgage Rate" for each Mortgage
                              Loan is equal to the loan rate less the sum of (i) the Servicing Fee rate and (ii) the Trustee Fee rate.

--------------------------------------------------------------------------------
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                                       5
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Subject to Revision - Computational Materials Dated April 13, 2004
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Net WAC Cap:                  The   "Net   WAC  Cap"   with   respect   to  each
                              Distribution Date is a rate equal to:

                                 a) with respect to the Class AF-1 Certificates, the weighted average Adjusted Net Mortgage Rate of the Group I Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on an actual/360 basis (the "Adjustable Class AF Cap").
                                 b) with respect to the Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates, the weighted average Adjusted Net Mortgage Rate of the Group I Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on a 30/360 basis (the "Fixed Class AF Cap").
                                 c) with respect to the AV-1 Certificates, the weighted average Adjusted Net Mortgage Rate of the Group II-A Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on an actual/360 basis.
                                 d) with respect to the AV-2 Certificates, the weighted average Adjusted Net Mortgage Rate of the Group II-B Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on an actual/360 basis.
                                 e) with respect to the Class M-1, Class M-2, Class M-3 and Class M-4 Certificates, the lesser of (i) the Fixed Class AF Cap, or (ii) the weighted average Adjusted Net Mortgage Rate of the Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on a 30/360 basis.
                                 f) with respect to the Class B-1 and Class B-2 Certificates, the lesser of (i) the Adjustable Class AF Cap, or (ii) the weighted average Adjusted Net Mortgage Rate of the Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on an actual/360 basis.

Net WAC Cap
Carryover Amount:             If on any Distribution  Date the Pass-Through Rate
                              for the Class AF-1,  Class AV-1, Class AV-2, Class
                              B-1 or Class B-2 Certificates is limited by the related Net WAC Cap, the "Net WAC Cap Carryover
                              Amount" for such Class is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such Class based on the Formula Rate over (b) the amount of interest actually accrued on such Class based on the related Net WAC Cap and (ii) the unpaid portion of any related Net WAC Cap Carryover Amount from the prior Distribution Date together with accrued interest thereon at the related Formula Rate. Any
                              Net WAC Cap Carryover Amount will be paid on such Distribution Date or future Distribution Dates to the extent of funds available.

Credit Enhancement:           Consists of the following:

                                 1) Excess Cashflow
                                 2) Overcollateralization Amount and
                                 3) Subordination


Excess Cashflow:              The "Excess  Cashflow" for any  Distribution  Date
                              will be equal to the available funds remaining after priorities 1) and 2) under "Priority of Distributions."


Overcollateralization
Amount: The "Overcollateralization Amount" (or "O/C") is equal to the excess of (i) the sum of the aggregate principal balance of the Mortgage Loans and any remaining amounts in the Pre-Funding Account over (ii) the aggregate principal balance of the Offered Certificates. On the Closing Date, the Overcollateralization Amount will be equal to zero. On each Distribution Date, Excess Cashflow will be used to build O/C until the Targeted Overcollateralization Amount is reached.


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                                       6

Subject to Revision - Computational Materials Dated April 13, 2004
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Targeted
Overcollateralization
 Amount: Prior to the Stepdown Date, the "Targeted Overcollateralization Amount" is equal to the sum of (a) approximately 4.35% of the sum of (i) the aggregate principal balance of the Initial Mortgage Loans as of the Cut-off Date and (ii) the amounts on deposit in the Pre-Funding Account on the Closing Date and (b) the Aggregate Class B Early Distribution Amount.

                              On or after the Stepdown Date, the Targeted Overcollateralization Amount is the lesser of (a) the amount described in the preceding paragraph and (b) the greater of (i) the excess of (x) approximately 12.90% of the aggregate principal balance of the Mortgage Loans for the related Distribution Date over (y) the excess of (I) the aggregate principal balance of the Class B-1 and Class B-2 Certificates as of the Closing Date over
                              (II) the aggregate of distributions made in respect of principal to the Class B-1 and Class B-2 Certificates on all prior Distribution Dates and (ii) approximately 0.50% of the sum of (x) the aggregate principal balance of the Initial Mortgage Loans as of the Cut-off Date and (y) the amounts on deposit in the Pre-Funding Account on the Closing Date. However, if a Trigger Event has occurred on the related Distribution Date, the Targeted Overcollateralization Amount shall be equal to the Targeted Overcollateralization Amount for the previous Distribution Date.


Stepdown Date:                The earlier to occur of

                              (i) the Distribution Date on which the principal balance of the Senior Certificates has been reduced to zero; and
                              (ii) the later to occur of
                                 (x) the Distribution Date occurring in May 2007 and
                                 (y) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to 44.30%

Aggregate Class B
Early Distribution
Amount: As of any Distribution Date, the aggregate sum of all amounts paid to the Class B-1 and Class B-2 Certificates on prior Distribution Dates from Excess Cashflow pursuant to clauses 5) and 6) of "Priority of Distributions".


Senior Enhancement
Percentage:                   The   "Senior   Enhancement   Percentage"   for  a
                              Distribution  Date is  equal to (i) the sum of (a)
                              the aggregate principal balance of the Subordinate
                              Certificates  and  (b)  the  Overcollateralization
                              Amount   divided  by  (ii)  the  sum  of  (a)  the
                              aggregate principal balance of the Mortgage Loans and (b) any remaining amounts in the Pre-Funding
                              Account.


Expected Credit
Support Percentages:
                               ---------------------- --------------------------
                               Initial Credit Support    Expected Credit Support
                                  On Closing Date      On or After Stepdown Date
                               ---------------------- --------------------------
                                  Class     Percent      Class          Percent
                                 Class A     17.80%     Class A          44.30%
                                Class M-1    9.40%     Class M-1         27.50%
                                Class M-2    4.30%     Class M-2         17.30%
                                Class M-3    3.15%     Class M-3         15.00%
                                Class M-4    2.10%     Class M-4         12.90%
                                Class B-1    1.05%     Class B-1         10.80%
                                Class B-2    0.00%     Class B-2          8.70%

                               ----------------------- -------------------------

--------------------------------------------------------------------------------
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                                       7
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Subject to Revision - Computational Materials Dated April 13, 2004
--------------------------------------------------------------------------------

Trigger Event:                A "Trigger Event" is in effect on any Distribution
                              Date on or after the Stepdown Date, if either (i) the six month rolling average 60+ delinquency percentage equals or exceeds 37.25% of the current
                              Senior Enhancement Percentage or (ii) cumulative realized losses as a percentage of the sum of (a) the aggregate principal balance of the Initial
                              Mortgage Loans as of the Cut-off Date and (b) the amounts on deposit in the Pre-Funding Account on the Closing Date, for the related Distribution
                              Date are greater than:


               -----------------------------------------------------------------
                  Distribution Date
                    Occurring In                          Percentage
               -----------------------------------------------------------------
               May 2007-April 2008      3.25% (or 3.50% if the principal balance
                                        of the Class B-2  Certificates  has been
                                        reduced  to  zero  and no  part  of that
                                        reduction was due to the  application of
                                        Realized  Loss  amounts)  for the  first
                                        month plus an additional 1/12th of 2.00%
                                        (or  1/12th  of 1.75%  if the  aggregate
                                        principal   balance  of  the  Class  B-2
                                        Certificates  has been  reduced  to zero
                                        and no part of that reduction was due to
                                        the   application   of   Realized   Loss
                                        amounts) for each month thereafter
               -----------------------------------------------------------------
               May 2008-April 2009      5.25%  for  the  first   month  plus  an
                                        additional  1/12th  of  1.25%  for  each
                                        month thereafter
               -----------------------------------------------------------------
               May 2009-April 2010      6.50%  for  the  first   month  plus  an
                                        additional  1/12th  of  0.75%  for  each
                                        month thereafter
               -----------------------------------------------------------------
               May 2010-April 2011      7.25%  for  the  first   month  plus  an
                                        additional  1/12th  of  0.50%  for  each
                                        month thereafter
               -----------------------------------------------------------------
               May 2011and thereafter   7.75%
               -----------------------------------------------------------------


Realized Losses:              If a Mortgage Loan becomes a liquidated  loan, the
                              net liquidation  proceeds  relating thereto may be
                              less than the  principal  balance of such Mortgage
                              Loan.  The  amount  of  such  insufficiency  is  a
                              "Realized  Loss."  Realized Losses on the Mortgage
                              Loans will,  in effect,  be absorbed  first by the
                              Excess Cashflow and second by the reduction of the
                              Overcollateralization    Amount.   Following   the
                              reduction of the  Overcollateralization  Amount to
                              zero,  all  allocable   Realized  Losses  will  be
                              applied in reverse sequential order, first to the Class B-2 Certificates, then to the Class B-1
                              Certificates, then to the Class M-4 Certificates, then to the Class M-3 Certificates, then to the Class M-2 Certificates and then to the Class M-1
                              Certificates.



Priority of
Distributions:                Available  funds from the  Mortgage  Loans will be
                              distributed as follows:

                                 1) Interest funds, as follows: first, trustee fees, servicing fees, certain indemnities and other reimbursable amounts from the related loan group, second, monthly and unpaid interest to the Senior Certificates pro rata, generally from interest collected from the related loan group (and to the extent remaining unpaid, from excess interest from the other loan groups), third, monthly interest to the Class M-1 Certificates, fourth, monthly interest to the Class M-2 Certificates, fifth, monthly interest to the Class M-3 Certificates, sixth, monthly interest to the Class M-4 Certificates, seventh, monthly interest to the Class B-1 Certificates and eighth, monthly interest to the Class B-2 Certificates.

                                 2) Principal funds, as follows: monthly principal to the Senior Certificates as described under "Principal Paydown", based on the principal collected from the related loan group (and to the extent remaining unpaid, from excess principal from the other loan groups), as described under "Principal Paydown", then monthly principal to the Class M-1 Certificates as described under "Principal Paydown", then monthly principal to the Class M-2 Certificates as described under "Principal Paydown", then monthly principal to the Class M-3 Certificates as described under "Principal Paydown", then monthly principal to the Class M-4 Certificates as described under "Principal Paydown", then monthly principal to the Class B-1 Certificates as described under "Principal Paydown", and lastly, monthly principal to the Class B-2
                                 Certificates as described under "Principal Paydown."

--------------------------------------------------------------------------------
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                                       8

Subject to Revision - Computational Materials Dated April 13, 2004
--------------------------------------------------------------------------------

                              3) Excess Cashflow as follows in the following order:
                                 a) any remaining unpaid interest to the Senior Certificates pro rata.
                                 b) as principal to the Offered Certificates to build or maintain O/C as described under "Principal Paydown".
                                 c) any previously unpaid interest to the Class M-1 Certificates.
                                 d) any unpaid applied Realized Loss amount to the Class M-1 Certificates.
                                 e) any previously unpaid interest to the Class M-2 Certificates.
                                 f) any unpaid applied Realized Loss amount to the Class M-2 Certificates.
                                 g) any previously unpaid interest to the Class M-3 Certificates.
                                 h) any unpaid applied Realized Loss amount to the Class M-3 Certificates.
                                 i) any previously unpaid interest to the Class M-4 Certificates.
                                 j) any unpaid applied Realized Loss amount to the Class M-4 Certificates.
                                 k) any previously unpaid interest to the Class B-1 Certificates.
                                 l) any unpaid applied Realized Loss amount to the Class B-1 Certificates.
                                 m) any previously unpaid interest to the Class B-2 Certificates.
                                 n) any unpaid applied Realized Loss amount to the Class B-2 Certificates.

                              4) Any remaining Excess Cashflow to pay any unpaid Net WAC Cap Carryover Amount payable to the Class AF-1, Class AV-1, Class AV-2, Class B-1 and Class B-2 Certificates, pro rata.
                              5) Any remaining Excess Cashflow to the Class B-2 as principal until its principal balance has been reduced to zero.
                              6) Any remaining Excess Cashflow to the Class B-1 as principal until its principal balance has been reduced to zero.
                              7)   Any   remaining   Excess   Cashflow   to  the
                              non-offered certificates as described in the pooling agreement.

Principal Paydown:            1)  Prior  to the  Stepdown  Date or if a  Trigger
                              Event is in effect, principal will be paid to the Senior Certificates generally pro rata based on the principal collected from the related loan groups (and to the extent remaining unpaid, from excess principal from the other loan groups).
                              After the Senior Certificates have been retired, principal will be applied sequentially in the following order of priority: i) the Class M-1
                              Certificates, ii) the Class M-2 Certificates, iii) the Class M-3 Certificates, iv) the Class M-4
                              Certificates, v) the Class B-1 Certificates and then vi) the Class B-2 Certificates.

                              2) On or after the Stepdown Date and if a Trigger Event is not in effect, all the Offered Certificates will be entitled to receive payments of principal in the following order of priority: first to the Senior Certificates, generally pro rata, based on the principal collected from the related loan groups (and to the extent remaining unpaid, from excess principal from the other loan groups), such that the Senior Certificates will have at least 44.30% credit enhancement, second to the Class M-1 Certificates such that the Class M-1 Certificates will have at least 27.50% credit enhancement, third to the Class M-2 Certificates such that the Class M-2 Certificates will have at least 17.30% credit enhancement, fourth to the Class M-3 Certificates such that the Class M-3 Certificates will have at least 15.00% credit enhancement, fifth to the Class M-4 Certificates such that the Class M-4 Certificates will have at least 12.90% credit enhancement, sixth to the Class B-1 Certificates such that the Class B-1 Certificates will have at least 10.80% credit enhancement, and seventh to the Class B-2 Certificates such that the Class B-2 Certificates will have at least 8.70% credit enhancement (subject, in each case, to any overcollateralization floors).


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                                       9

Subject to Revision - Computational Materials Dated April 13, 2004
--------------------------------------------------------------------------------

Class AF Principal
Distribution:                 Principal  allocated to the Class AF  Certificates
                              will be distributed in the following order of priority:

                              1)
                                 a) To the Class AF-6 Certificates, the Lockout Percentage of their pro-rata share of principal allocated to the Class AF Certificates until month 108 as described below.

                                           Month           Lockout Percentage
                                           -----           ------------------
                                          1 - 36                   0%
                                          37 - 60                  45%
                                          61 - 72                  80%
                                          73 - 84                 100%
                                         85 - 108                 300%

                                 b) To the Class AF-6 Certificates, 100% of the principal allocated to the Class AF
                                 Certificates   in  or  after   month  109.
                              2) Sequentially to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates, in that order, until their respective principal balances are reduced to zero.


Class AV-1 Yield
Maintenance Agreement:        On the Closing Date, the Trustee will enter into a
                              yield  maintenance  agreement  with a counterparty
                              (the  "Counterparty") for the benefit of the Class
                              AV-1   Certificates   (the   "Class   AV-1   Yield
                              Maintenance  Agreement").  Any  payments  received
                              from the Class  AV-1 Yield  Maintenance  Agreement
                              will be  deposited  in the reserve  fund.  On each
                              Distribution Date, to the extent of amounts in the
                              reserve  fund,  funds will be  withdrawn  from the
                              reserve  fund and  distributed  to the Class  AV-1
                              Certificates  to cover certain amounts owed to the
                              Class AV-1  Certificates  as a result of  limiting
                              its pass-through rate to the Class AV-1 Cap to the
                              extent   such   payments   are  not   covered   by
                              collections on the related mortgage loans or excess interests.


Class AV-2 Yield
Maintenance Agreement:        On the Closing Date, the Trustee will enter into a
                              yield  maintenance  agreement  with a counterparty
                              (the  "Counterparty") for the benefit of the Class
                              AV-2   Certificates   (the   "Class   AV-2   Yield
                              Maintenance  Agreement").  Any  payments  received
                              from the Class  AV-2 Yield  Maintenance  Agreement
                              will be  deposited  in the reserve  fund.  On each
                              Distribution Date, to the extent of amounts in the
                              reserve  fund,  funds will be  withdrawn  from the
                              reserve  fund and  distributed  to the Class  AV-2
                              Certificates  to cover certain amounts owed to the
                              Class AV-2  Certificates  as a result of  limiting
                              its pass-through rate to the Class AV-2 Cap to the
                              extent   such   payments   are  not   covered   by
                              collections on the related mortgage loans or excess interests.

--------------------------------------------------------------------------------
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                                       10

Subject to Revision - Computational Materials Dated April 13, 2004
--------------------------------------------------------------------------------

                             Class AV-1 Net WAC Cap
                             ----------------------

---------------------------------------------------------------------------------------------------------------------------
                           Class AV-1                               Class AV-1                               Class AV-1
              Class AV-1    Effective                                Effective                Class AV-1   Effective Net
               Net WAC       Net WAC                   Class AV-1     Net WAC                  Net WAC          WAC
   Period       Cap(1)      Cap(1)(2)      Period    Net WAC Cap(1)  Cap(1)(2)     Period       Cap(1)       Cap(1)(2)
---------------------------------------------------------------------------------------------------------------------------
     1          8.21%         8.21%          34          10.61%       12.89%         67         12.58%         12.58%
     2          5.00%         5.00%          35          11.75%       11.75%         68         13.00%         13.00%
     3          6.54%        14.00%          36          10.61%       10.61%         69         12.58%         12.58%
     4          6.33%        14.00%          37          10.97%       10.97%         70         12.58%         12.58%
     5          6.33%        14.00%          38          10.62%       10.62%         71         13.93%         13.93%
     6          6.54%        14.00%          39          11.99%       11.99%         72         12.58%         12.58%
     7          6.33%        14.00%          40          11.68%       11.68%         73         13.00%         13.00%
     8          6.54%        14.00%          41          11.68%       11.68%         74         12.58%         12.58%
     9          6.33%        14.00%          42          12.07%       12.07%         75         13.00%         13.00%
     10         6.33%        14.00%          43          11.69%       11.69%         76         12.58%         12.58%
     11         7.01%        14.00%          44          12.08%       12.08%         77         12.58%         12.58%
     12         6.33%        14.00%          45          12.24%       12.24%         78         13.00%         13.00%
     13         6.55%        14.00%          46          12.32%       12.32%         79         12.58%         12.58%
     14         6.33%        14.00%          47          13.17%       13.17%         80         13.00%         13.00%
     15         6.55%        14.00%          48          12.32%       12.32%         81         12.58%         12.58%
     16         6.33%        14.00%          49          12.74%       12.74%         82         12.58%         12.58%
     17         6.33%        14.00%          50          12.33%       12.33%         83         13.93%         13.93%
     18         6.55%        14.00%          51          12.87%       12.87%         84         12.58%         12.58%
     19         6.34%        14.00%          52          12.53%       12.53%         85         13.00%         13.00%
     20         6.59%        14.00%          53          12.53%       12.53%         86         12.58%         12.58%
     21         8.19%        14.00%          54          12.95%       12.95%         87         13.00%         13.00%
     22         8.19%        10.38%          55          12.53%       12.53%         88         12.58%         12.58%
     23         9.07%        11.26%          56          12.95%       12.95%         89         12.58%         12.58%
     24         8.19%        10.39%          57          12.57%       12.57%         90         13.00%         13.00%
     25         8.47%        10.68%          58          12.57%       12.57%         91         12.58%         12.58%
     26         8.22%        10.43%          59          13.92%       13.92%         92         13.00%         13.00%
     27         9.75%        11.97%          60          12.57%       12.57%         93         12.58%         12.58%
     28         9.43%        11.66%          61          12.99%       12.99%         94         12.58%         12.58%
     29         9.43%        11.67%          62          12.57%       12.57%         95         13.45%         13.45%
     30         9.75%        11.99%          63          13.00%       13.00%         96         12.58%         12.58%
     31         9.44%        11.69%          64          12.58%       12.58%         97         13.00%         13.00%
     32         9.78%        12.04%          65          12.58%       12.58%         98         12.58%         12.58%
     33         10.38%       12.65%          66          13.00%       13.00%         99         13.00%         13.00%
---------------------------------------------------------------------------------------------------------------------------

(1) Assumes (a) for periods 1 and 2 that 6-month LIBOR and 1-month LIBOR are equal to 1.22% and 1.10% respectively and that 6-month LIBOR and 1-month LIBOR are both equal to 20.00% thereafter, (b) the Pricing Prepayment Speed to call and (c) the subsequent loans are deposited into the Trust 60 days after the closing date.
(2)  Assumes payments are received from the related yield maintenance agreement.

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                                       11

Subject to Revision - Computational Materials Dated April 13, 2004
--------------------------------------------------------------------------------

                             Class AV-2 Net WAC Cap
                             ----------------------

---------------------------------------------------------------------------------------------------------------------------
                           Class AV-2                               Class AV-2                              Class AV-2
              Class AV-2 Effective Net                Class AV-2  Effective Net               Class AV-2   Effective Net
               Net WAC       WAC                       Net WAC         WAC                     Net WAC        WAC
Period          Cap(1)     Cap(1)(2)       Period       Cap(1)      Cap(1)(2)     Period        Cap(1)      Cap(1)(2)
---------------------------------------------------------------------------------------------------------------------------
     1          8.22%         8.22%          34          10.81%       10.81%         67         12.41%         12.41%
     2          5.01%         5.01%          35          11.97%       11.97%         68         12.82%         12.82%
     3          6.55%        14.00%          36          10.81%       10.81%         69         12.41%         12.41%
     4          6.34%        14.00%          37          11.17%       11.17%         70         12.41%         12.41%
     5          6.34%        14.00%          38          10.81%       10.81%         71         13.74%         13.74%
     6          6.55%        14.00%          39          12.20%       12.20%         72         12.41%         12.41%
     7          6.34%        14.00%          40          11.81%       11.81%         73         12.82%         12.82%
     8          6.55%        14.00%          41          11.81%       11.81%         74         12.41%         12.41%
     9          6.34%        14.00%          42          12.20%       12.20%         75         12.82%         12.82%
     10         6.34%        14.00%          43          11.81%       11.81%         76         12.41%         12.41%
     11         7.02%        14.00%          44          12.20%       12.20%         77         12.41%         12.41%
     12         6.34%        14.00%          45          12.25%       12.25%         78         12.82%         12.82%
     13         6.55%        14.00%          46          12.25%       12.25%         79         12.41%         12.41%
     14         6.34%        14.00%          47          13.09%       13.09%         80         12.82%         12.82%
     15         6.55%        14.00%          48          12.25%       12.25%         81         12.41%         12.41%
     16         6.56%        14.00%          49          12.66%       12.66%         82         12.41%         12.41%
     17         6.56%        14.00%          50          12.25%       12.25%         83         13.74%         13.74%
     18         6.78%        14.00%          51          12.78%       12.78%         84         12.41%         12.41%
     19         6.56%        14.00%          52          12.37%       12.37%         85         12.82%         12.82%
     20         6.78%        14.00%          53          12.37%       12.37%         86         12.41%         12.41%
     21         8.32%        14.00%          54          12.78%       12.78%         87         12.82%         12.82%
     22         8.43%         9.58%          55          12.37%       12.37%         88         12.41%         12.41%
     23         9.33%        10.48%          56          12.78%       12.78%         89         12.41%         12.41%
     24         8.43%         9.58%          57          12.40%       12.40%         90         12.82%         12.82%
     25         8.71%         9.87%          58          12.40%       12.40%         91         12.41%         12.41%
     26         8.43%         9.59%          59          13.73%       13.73%         92         12.82%         12.82%
     27         9.98%        11.15%          60          12.40%       12.40%         93         12.41%         12.41%
     28         9.77%        10.94%          61          12.82%       12.82%         94         12.41%         12.41%
     29         9.77%        10.95%          62          12.40%       12.40%         95         13.26%         13.26%
     30         10.10%       11.28%          63          12.82%       12.82%         96         12.41%         12.41%
     31         9.77%        10.96%          64          12.41%       12.41%         97         12.82%         12.82%
     32         10.10%       11.29%          65          12.41%       12.41%         98         12.41%         12.41%
     33         10.81%       12.00%          66          12.82%       12.82%         99         12.82%         12.82%
---------------------------------------------------------------------------------------------------------------------------

(1) Assumes (a) for periods 1 and 2 that 6-month LIBOR and 1-month LIBOR are equal to 1.22% and 1.10% respectively and that 6-month LIBOR and 1-month LIBOR are both equal to 20.00% thereafter, (b) the Pricing Prepayment Speed to call and (c) the subsequent loans are deposited into the Trust 60 days after the closing date.
(2)  Assumes payments are received from the related yield maintenance agreement.


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                                       12

Subject to Revision - Computational Materials Dated April 13, 2004
--------------------------------------------------------------------------------

                              EXCESS SPREAD (1)(2)
                              --------------------

------------- ------------------ ----------------------- ----------- ------------------ ----------------------
   Period       STATIC LIBOR         FORWARD LIBOR         Period      STATIC LIBOR         FORWARD LIBOR
------------- ------------------ ----------------------- ----------- ------------------ ----------------------
     1              5.03%                5.03%               50            3.68%                3.47%
     2              2.73%                2.72%               51            3.82%                3.70%
     3              4.23%                4.21%               52            3.68%                3.48%
     4              4.05%                3.98%               53            3.68%                3.46%
     5              4.03%                3.95%               54            3.82%                3.61%
     6              4.17%                4.07%               55            3.68%                3.39%
     7              3.99%                3.79%               56            3.83%                3.55%
     8              4.13%                3.91%               57            3.70%                3.42%
     9              3.95%                3.71%               58            3.71%                3.39%
     10             3.92%                3.56%               59            4.16%                3.94%
     11             4.39%                4.01%               60            3.73%                3.36%
     12             3.87%                3.48%               61            3.88%                3.50%
     13             3.99%                3.47%               62            3.75%                3.31%
     14             3.81%                3.29%               63            3.90%                3.52%
     15             3.92%                3.40%               64            3.77%                3.30%
     16             3.75%                3.13%               65            3.78%                3.29%
     17             3.73%                3.10%               66            3.93%                3.45%
     18             3.85%                3.23%               67            3.80%                3.23%
     19             3.68%                2.98%               68            3.96%                3.40%
     20             3.80%                3.12%               69            3.83%                3.24%
     21             3.81%                3.54%               70            3.84%                3.21%
     22             3.78%                3.47%               71            4.33%                3.78%
     23             4.20%                3.96%               72            3.88%                3.17%
     24             3.74%                3.46%               73            4.04%                3.32%
     25             3.87%                3.55%               74            3.91%                3.12%
     26             3.72%                3.39%               75            4.08%                3.33%
     27             3.89%                3.82%               76            3.95%                3.10%
     28             3.74%                3.61%               77            3.97%                3.08%
     29             3.73%                3.62%               78            4.14%                3.26%
     30             3.85%                3.76%               79            4.01%                3.03%
     31             3.70%                3.55%               80            4.18%                3.20%
     32             3.82%                3.69%               81            4.05%                3.02%
     33             3.68%                3.68%               82            4.07%                2.98%
     34             3.68%                3.67%               83            4.60%                3.59%
     35             4.10%                4.18%               84            4.11%                2.94%
     36             3.65%                3.64%               85            4.30%                3.09%
     37             3.77%                3.76%               86            4.16%                2.87%
     38             3.58%                3.51%               87            4.34%                3.07%
     39             3.75%                3.80%               88            4.20%                2.82%
     40             3.65%                3.62%               89            4.23%                2.80%
     41             3.67%                3.61%               90            4.42%                2.98%
     42             3.83%                3.77%               91            4.28%                2.73%
     43             3.69%                3.56%               92            4.48%                2.92%
     44             3.83%                3.70%               93            4.35%                2.71%
     45             3.69%                3.61%               94            4.38%                2.67%
     46             3.69%                3.58%               95            4.75%                3.09%
     47             3.97%                3.91%               96            4.40%                2.64%
     48             3.69%                3.54%               97            4.57%                2.83%
     49             3.82%                3.66%               98            4.40%                2.61%
------------- ------------------ ----------------------- ----------- ------------------ ----------------------

(1) Assumes (a) the Pricing Prepayment Speed to call and (b) the subsequent loans are deposited into the Trust 60 days after the closing date.
(2) Calculated as (a) interest collections on the Mortgage Loans (net of the servicing and trustee fees), less the aggregate amount of interest due on the Offered Certificates divided by (b) the aggregate principal balance of the Mortgage Loans as of the beginning of the period.

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                                       13

Subject to Revision - Computational Materials Dated April 13, 2004
--------------------------------------------------------------------------------

                                BREAKEVEN LOSSES

---------------------------------------------------------------------------------------------------------------
                                                        STATIC LIBOR                     FORWARD LIBOR
                                               -------------------------------   -------------------------------
   CLASS        MOODY'S       S&P     FITCH         CDR          CUM LOSS             CDR          CUM LOSS
                                                   BREAK                             BREAK
    M-1           Aa2         AA        AA       20.05990%        18.05%           19.48968%        17.74%
    M-2           A2           A        A+       13.03924%        13.52%           12.80302%        13.36%
    M-3           A3          A-        A        11.76889%        12.55%           11.51317%        12.36%
    M-4          Baa1        BBB+       A-       10.77552%        11.75%           10.38645%        11.44%
    B-1          Baa1         BBB      BBB+      9.98483%         11.09%           9.35378%         10.56%
    B-2          Baa2        BBB-      BBB       9.17499%         10.38%           8.58655%          9.87%
---------------------------------------------------------------------------------------------------------------

Assumptions
----------------------------------------------------
40% Loss Severity
12 Month Delay
Trigger Failing
Run to maturity
Defaults are in addition to prepayments
Run at pricing speed
"Break" is CDR before first dollar of principal loss
----------------------------------------------------

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                                       14

Subject to Revision - Computational Materials Dated April 13, 2004
--------------------------------------------------------------------------------

                                  BOND SUMMARY
                                  ------------

Class AF-1                                   To Call                                  To Maturity
--------------------------- ------------------------------------------ -------------------------------------------
Prepayment (PPC)              50%     75%     100%     125%    150%      50%      75%     100%    125%    150%
--------------------------- ------------------------------------------ -------------------------------------------
Average Life (years)         1.593   1.153    0.920   0.776   0.676     1.593    1.153   0.920   0.776    0.676
Modified Duration (years)    1.563   1.136    0.908   0.767   0.669     1.563    1.136   0.908   0.767    0.669
First Principal Payment      05/04   05/04    05/04   05/04   05/04     05/04    05/04   05/04   05/04    05/04
Last Principal Payment       10/07   09/06    02/06   10/05   08/05     10/07    09/06   02/06   10/05    08/05
Principal Window (months)      42      29      22       18      16        42      29       22      18      16

Class AF-2                                   To Call                                  To Maturity
--------------------------- ------------------------------------------ -------------------------------------------
Prepayment (PPC)              50%     75%     100%     125%    150%      50%      75%     100%    125%    150%
--------------------------- ------------------------------------------ -------------------------------------------
Average Life (years)         3.818   2.615    1.999   1.616   1.372     3.818    2.615   1.999   1.616    1.372
Modified Duration (years)    3.584   2.495    1.923   1.562   1.331     3.584    2.495   1.923   1.562    1.331
First Principal Payment      10/07   09/06    02/06   10/05   08/05     10/07    09/06   02/06   10/05    08/05
Last Principal Payment       07/08   03/07    07/06   02/06   10/05     07/08    03/07   07/06   02/06    10/05
Principal Window (months)      10      7        6       5       3         10       7       6       5        3

Class AF-3                                   To Call                                  To Maturity
--------------------------- ------------------------------------------ -------------------------------------------
Prepayment (PPC)              50%     75%     100%     125%    150%      50%      75%     100%    125%    150%
--------------------------- ------------------------------------------ -------------------------------------------
Average Life (years)         6.343   4.146    2.998   2.231   1.855     6.343    4.146   2.998   2.231    1.855
Modified Duration (years)    5.600   3.803    2.806   2.117   1.771     5.600    3.803   2.806   2.117    1.771
First Principal Payment      07/08   03/07    07/06   02/06   10/05     07/08    03/07   07/06   02/06    10/05
Last Principal Payment       05/14   08/10    10/08   01/07   08/06     05/14    08/10   10/08   01/07    08/06
Principal Window (months)      71      42      28       12      11        71      42       28      12      11

Class AF-4                                   To Call                                  To Maturity
--------------------------- ------------------------------------------ -------------------------------------------
Prepayment (PPC)              50%     75%     100%     125%    150%      50%      75%     100%    125%    150%
--------------------------- ------------------------------------------ -------------------------------------------
Average Life (years)         10.874  7.249    4.998   2.872   2.375     10.874   7.249   4.998   2.872    2.375
Modified Duration (years)    8.405   6.043    4.376   2.636   2.205     8.405    6.043   4.376   2.636    2.205
First Principal Payment      05/14   08/10    10/08   01/07   08/06     05/14    08/10   10/08   01/07    08/06
Last Principal Payment       11/15   08/12    12/09   04/07   10/06     11/15    08/12   12/09   04/07    10/06
Principal Window (months)      19      25      15       4       3         19      25       15      4        3

Class AF-5                                   To Call                                  To Maturity
--------------------------- ------------------------------------------ -------------------------------------------
Prepayment (PPC)              50%     75%     100%     125%    150%      50%      75%     100%    125%    150%
--------------------------- ------------------------------------------ -------------------------------------------
Average Life (years)         12.523  9.218    6.612   4.533   2.571     12.523   9.218   6.612   4.533    2.571
Modified Duration (years)    9.043   7.183    5.475   3.947   2.353     9.043    7.183   5.475   3.947    2.353
First Principal Payment      11/15   08/12    12/09   04/07   10/06     11/15    08/12   12/09   04/07    10/06
Last Principal Payment       12/17   06/14    02/12   11/09   01/07     12/17    06/14   02/12   11/09    01/07
Principal Window (months)      26      23      27       32      4         26      23       27      32       4


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                                       15

Subject to Revision - Computational Materials Dated April 13, 2004
--------------------------------------------------------------------------------

                                  BOND SUMMARY
                                  ------------

Class AF-6                                   To Call                                  To Maturity
--------------------------- ------------------------------------------ -------------------------------------------
Prepayment (PPC)              50%     75%     100%     125%    150%      50%      75%     100%    125%    150%
--------------------------- ------------------------------------------ -------------------------------------------
Average Life (years)         6.723   6.130    5.737   5.419   2.947     6.723    6.130   5.737   5.419    2.958
Modified Duration (years)    5.652   5.225    4.947   4.718   2.704     5.652    5.225   4.947   4.718    2.712
First Principal Payment      05/07   05/07    09/07   06/08   01/07     05/07    05/07   09/07   06/08    01/07
Last Principal Payment       08/13   05/13    12/11   09/10   07/09     08/13    05/13   12/11   09/10    11/09
Principal Window (months)      76      73      52       28      31        76      73       52      28      35

Class AV-1                                   To Call                                  To Maturity
--------------------------- ------------------------------------------ -------------------------------------------
Prepayment (PPC)              50%     75%     100%     125%    150%      50%      75%     100%    125%    150%
--------------------------- ------------------------------------------ -------------------------------------------
Average Life (years)         5.855   4.025    2.966   2.236   1.677     6.587    4.610   3.438   2.622    2.002
Modified Duration (years)    5.413   3.799    2.836   2.157   1.631     5.983    4.283   3.244   2.501    1.925
First Principal Payment      05/04   05/04    05/04   05/04   05/04     05/04    05/04   05/04   05/04    05/04
Last Principal Payment       06/19   03/15    07/12   10/10   07/09     10/31    01/27   04/22   10/18    03/16
Principal Window (months)     182     131      99       78      63       330      273     216     174      143

Class AV-2                                   To Call                                  To Maturity
--------------------------- ------------------------------------------ -------------------------------------------
Prepayment (PPC)              50%     75%     100%     125%    150%      50%      75%     100%    125%    150%
--------------------------- ------------------------------------------ -------------------------------------------
Average Life (years)         5.851   4.024    2.965   2.236   1.677     6.583    4.608   3.438   2.622    2.002
Modified Duration (years)    5.409   3.798    2.835   2.157   1.631     5.979    4.282   3.243   2.500    1.925
First Principal Payment      05/04   05/04    05/04   05/04   05/04     05/04    05/04   05/04   05/04    05/04
Last Principal Payment       06/19   03/15    07/12   10/10   07/09     10/31    01/27   04/22   10/18    03/16
Principal Window (months)     182     131      99       78      63       330      273     216     174      143

Class M-1                                    To Call                                  To Maturity
--------------------------- ------------------------------------------ -------------------------------------------
Prepayment (PPC)              50%     75%     100%     125%    150%      50%      75%     100%    125%    150%
--------------------------- ------------------------------------------ -------------------------------------------
Average Life (years)         10.215  7.156    5.439   4.691   4.666     11.118   7.859   6.004   5.154    5.064
Modified Duration (years)    7.642   5.765    4.588   4.062   4.061     8.009    6.123   4.924   4.366    4.341
First Principal Payment      05/09   10/07    07/07   10/07   03/08     05/09    10/07   07/07   10/07    03/08
Last Principal Payment       06/19   03/15    07/12   10/10   07/09     09/29    02/24   09/19   08/16    06/14
Principal Window (months)     122      90      61       37      17       245      197     147     107      76

Class M-2                                    To Call                                  To Maturity
--------------------------- ------------------------------------------ -------------------------------------------
Prepayment (PPC)              50%     75%     100%     125%    150%      50%      75%     100%    125%    150%
--------------------------- ------------------------------------------ -------------------------------------------
Average Life (years)         10.215  7.156    5.415   4.513   4.101     11.051   7.791   5.923   4.932    4.454
Modified Duration (years)    7.481   5.673    4.510   3.875   3.578     7.803    5.986   4.805   4.145    3.824
First Principal Payment      05/09   10/07    06/07   08/07   10/07     05/09    10/07   06/07   08/07    10/07
Last Principal Payment       06/19   03/15    07/12   10/10   07/09     01/28    04/22   02/18   06/15    05/13
Principal Window (months)     122      90      62       39      22       225      175     129      95      68


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                                       16

Subject to Revision - Computational Materials Dated April 13, 2004
--------------------------------------------------------------------------------

                                  BOND SUMMARY
                                  ------------

Class M-3                                    To Call                                  To Maturity
--------------------------- ------------------------------------------ -------------------------------------------
Prepayment (PPC)              50%     75%     100%     125%    150%      50%      75%     100%    125%    150%
--------------------------- ------------------------------------------ -------------------------------------------
Average Life (years)         10.215  7.156    5.413   4.459   3.967     10.977   7.722   5.866   4.833    4.283
Modified Duration (years)    7.442   5.650    4.494   3.821   3.462     7.736    5.930   4.758   4.063    3.683
First Principal Payment      05/09   10/07    06/07   07/07   09/07     05/09    10/07   06/07   07/07    09/07
Last Principal Payment       06/19   03/15    07/12   10/10   07/09     02/26    05/20   07/16   03/14    05/12
Principal Window (months)     122      90      62       40      23       202      152     110      81      57

Class M-4                                    To Call                                  To Maturity
--------------------------- ------------------------------------------ -------------------------------------------
Prepayment (PPC)              50%     75%     100%     125%    150%      50%      75%     100%    125%    150%
--------------------------- ------------------------------------------ -------------------------------------------
Average Life (years)         10.215  7.156    5.402   4.454   3.931     10.929   7.680   5.824   4.801    4.225
Modified Duration (years)    7.344   5.593    4.449   3.791   3.413     7.611    5.848   4.691   4.013    3.616
First Principal Payment      05/09   10/07    05/07   07/07   08/07     05/09    10/07   05/07   07/07    08/07
Last Principal Payment       06/19   03/15    07/12   10/10   07/09     05/25    10/19   02/16   10/13    01/12
Principal Window (months)     122      90      63       40      24       193      145     106      76      54

Class B-1                                    To Call                                  To Maturity
--------------------------- ------------------------------------------ -------------------------------------------
Prepayment (PPC)              50%     75%     100%     125%    150%      50%      75%     100%    125%    150%
--------------------------- ------------------------------------------ -------------------------------------------
Average Life (years)         1.611   1.727    1.888   2.121   2.491     1.611    1.727   1.888   2.121    2.491
Modified Duration (years)    1.554   1.662    1.813   2.030   2.371     1.554    1.662   1.813   2.030    2.371
First Principal Payment      10/05   11/05    12/05   02/06   06/06     10/05    11/05   12/05   02/06    06/06
Last Principal Payment       02/06   03/06    06/06   09/06   04/07     02/06    03/06   06/06   09/06    04/07
Principal Window (months)      5       5        7       8       11        5        5       7       8       11

Class B-2                                    To Call                                  To Maturity
--------------------------- ------------------------------------------ -------------------------------------------
Prepayment (PPC)              50%     75%     100%     125%    150%      50%      75%     100%    125%    150%
--------------------------- ------------------------------------------ -------------------------------------------
Average Life (years)         1.311   1.379    1.470   1.597   1.778     1.311    1.379   1.470   1.597    1.778
Modified Duration (years)    1.255   1.319    1.403   1.520   1.686     1.255    1.319   1.403   1.520    1.686
First Principal Payment      06/05   07/05    08/05   09/05   10/05     06/05    07/05   08/05   09/05    10/05
Last Principal Payment       10/05   11/05    12/05   02/06   06/06     10/05    11/05   12/05   02/06    06/06
Principal Window (months)      5       5        5       6       9         5        5       5       6        9


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                                       17

Subject to Revision - Computational Materials Dated April 13, 2004
--------------------------------------------------------------------------------

                    DESCRIPTION OF THE INITIAL MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE
                                   Total Pool

# of Mortgage Loans                                                     3,725
Aggregate Outstanding Principal Balance                       $556,134,383.76
Aggregate Original Principal Balance                          $558,249,386.30

                                                                      Minimum                Maximum                Average
                                                                      -------                -------                -------
Outstanding Principal Balance                                      $20,219.70            $747,196.50            $149,297.82
Original Principal Balance                                         $20,250.00            $750,000.00            $149,865.61

                                                                      Minimum                Maximum       Weighted Average
                                                                      -------                -------       ----------------
Original LTV Ratio                                                      6.30%                100.00%                 84.56%
Original CLTV Ratio                                                     6.85%                100.00%                 85.85%
Mortgage Rate                                                          5.190%                14.900%                 7.242%
Mortgage Rate of Fixed Rate loans                                      5.190%                14.900%                 7.341%
Mortgage Rate of ARM loans                                             5.270%                11.870%                 7.066%
Original Term (Months)                                                     60                    360                    343
Remaining Term (Months)                                                    55                    359                    339
Seasoning (Months)                                                          1                     23                      4
Credit Score                                                              525                    809                    638

                                                                     Earliest                 Latest
                                                                     --------                 ------
Origination Date                                                    4/20/2002              2/19/2004
Maturity Date                                                      11/12/2008               3/1/2034

--------------------------------------------------------------------------------

(ARM Loan Characteristics)

# of ARM Loans                                                          1,210
Aggregate Outstanding Principal Balance                       $199,766,372.02
Aggregate Original Principal Balance                          $200,508,267.80

                                                                      Minimum                Maximum                Average
                                                                      -------                -------                -------
Outstanding Principal Balance                                      $29,081.12            $747,196.50            $165,096.18
Original Principal Balance                                         $29,250.00            $750,000.00            $165,709.31

                                                                      Minimum                Maximum       Weighted Average
                                                                      -------                -------       ----------------
Margin                                                                 4.950%                 9.700%                 6.679%
Maximum Mortgage Rate                                                 10.050%                18.500%                13.464%
Minimum Mortgage Rate                                                  5.270%                11.870%                 7.065%
Initial Rate Cap                                                       1.000%                 3.000%                 2.769%
Periodic Rate Cap                                                      1.000%                 1.500%                 1.093%
Months to Next Adjustment                                                   2                     34                     21

--------------------------------------------------------------------------------

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                                       18

Subject to Revision - Computational Materials Dated April 13, 2004
--------------------------------------------------------------------------------

                                         Percent of Aggregate                                               Percent of Aggregate
Product Type                                Principal Balance       Loan Purpose                               Principal Balance
Fully Amortizing Fixed Rate                             60.45       Cash Out Refinance                                     72.41
Fixed Rate Balloon                                       3.63       Purchase                                               16.47
 Subtotal - (Total Fixed Rate)                          64.08       Rate/Term Refinance                                    11.12
Fully Amortizing Adjustable Rate                        35.92       ---------------------------------      ----------------------
---------------------------------      -----------------------      Total:                                               100.00%
Total:                                                100.00%


                                         Percent of Aggregate                                               Percent of Aggregate
Property Type                               Principal Balance       MI Provider                                Principal Balance
Single Family                                           85.56       N/A
Duplex                                                   6.09
Condo                                                    3.80
Triplex                                                  1.60
6 Family/Units                                           1.12
5 Family/Units                                           0.69
Townhouse                                                0.39
8 Family/Units                                           0.28                                               Percent of Aggregate
Row Home                                                 0.19       Lien Position                              Principal Balance
Quadruplex                                               0.17       First                                                  98.24
7 Family/Units                                           0.13       Second                                                  1.76
---------------------------------      -----------------------      ---------------------------------      ----------------------
Total:                                                100.00%       Total:                                               100.00%

                                         Percent of Aggregate                                               Percent of Aggregate
Occupancy Status                            Principal Balance       Documentation Type                         Principal Balance
Owner Occupied                                          94.77       Full Doc                                               80.83
Non Owner Occupied                                       4.30       Stated Income                                          14.26
Secondary                                                0.92       Alt Doc                                                 2.96
---------------------------------      -----------------------      Lite Doc                                                1.95
Total:                                                100.00%       ---------------------------------      ----------------------
                                                                    Total:                                               100.00%

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                                       19

Subject to Revision - Computational Materials Dated April 13, 2004
--------------------------------------------------------------------------------

                                                                                        Percentage of the
                                               Number of            Aggregate          Loans by Aggregate
  Mortgage Rate (%)                          Initial Loans      Principal Balance       Principal Balance
  ---------------------------------------  ------------------  --------------------  ---------------------
   5.001   to    5.500                                     6         $1,358,156.37                   0.24%
   5.501   to    6.000                                   124         22,938,489.58                   4.12
   6.001   to    6.500                                   439         81,178,879.90                  14.60
   6.501   to    7.000                                   945        157,906,605.90                  28.39
   7.001   to    7.500                                   834        127,632,489.13                  22.95
   7.501   to    8.000                                   761        110,713,388.29                  19.91
   8.001   to    8.500                                   204         24,789,996.56                   4.46
   8.501   to    9.000                                   153         15,040,655.60                   2.70
   9.001   to    9.500                                    76          5,195,866.47                   0.93
   9.501   to   10.000                                    87          4,989,302.59                   0.90
   10.001  to   10.500                                    30          1,587,562.13                   0.29
   10.501  to   11.000                                    26          1,250,524.18                   0.22
   11.001  to   11.500                                    10            440,000.37                   0.08
   11.501  to   12.000                                    16            651,563.63                   0.12
   12.001  to   12.500                                     7            213,929.18                   0.04
   12.501  to   13.000                                     3            144,097.65                   0.03
   13.001  to   13.500                                     3             81,320.67                   0.01
   14.501  to   15.000                                     1             21,555.56                   0.00
  ---------------------------------------  ------------------  --------------------  ------------------------
  Total:                                               3,725       $556,134,383.76                 100.00%
  =======================================  ==================  ====================  ========================


                                                                                        Percentage of the
  Combined                                     Number of            Aggregate          Loans by Aggregate
  Loan-to-Value Ratio (%)                    Initial Loans      Principal Balance       Principal Balance
  ---------------------------------------  ------------------  --------------------  ---------------------
     5.01  to    10.00                                     1            $24,938.83                   0.00%
    10.01  to    15.00                                     3            166,925.89                   0.03
    15.01  to    20.00                                     6            417,547.93                   0.08
    20.01  to    25.00                                     6            402,822.13                   0.07
    25.01  to    30.00                                     7            485,724.12                   0.09
    30.01  to    35.00                                    14          1,388,060.85                   0.25
    35.01  to    40.00                                    20          2,215,962.70                   0.40
    40.01  to    45.00                                    15          2,069,250.30                   0.37
    45.01  to    50.00                                    28          4,284,920.31                   0.77
    50.01  to    55.00                                    48          6,636,487.02                   1.19
    55.01  to    60.00                                    59          7,323,169.33                   1.32
    60.01  to    65.00                                    91         12,804,105.10                   2.30
    65.01  to    70.00                                   130         19,428,072.55                   3.49
    70.01  to    75.00                                   210         33,545,609.37                   6.03
    75.01  to    80.00                                   545         87,789,885.23                  15.79
    80.01  to    85.00                                   431         67,206,037.26                  12.08
    85.01  to    90.00                                   716        113,503,473.91                  20.41
    90.01  to    95.00                                   475         69,340,359.41                  12.47
    95.01  to   100.00                                   920        127,101,031.52                  22.85
  ---------------------------------------  ------------------  --------------------  ------------------------
  Total:                                               3,725       $556,134,383.76                 100.00%
  =======================================  ==================  ====================  ========================


--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated April 13, 2004
--------------------------------------------------------------------------------

                                                                                        Percentage of the
  Cut-off Date                                 Number of            Aggregate          Loans by Aggregate
  Principal Balance ($)                      Initial Loans      Principal Balance       Principal Balance
  ---------------------------------------  ------------------  --------------------  ---------------------
            0.01  to       50,000.00                     218         $8,070,399.45                   1.45%
       50,000.01  to      100,000.00                     984         76,670,992.72                  13.79
      100,000.01  to      150,000.00                   1,065        132,874,976.50                  23.89
      150,000.01  to      200,000.00                     667        115,352,333.14                  20.74
      200,000.01  to      250,000.00                     345         77,105,213.89                  13.86
      250,000.01  to      300,000.00                     220         59,966,257.85                  10.78
      300,000.01  to      350,000.00                     115         37,012,748.51                   6.66
      350,000.01  to      400,000.00                      69         26,217,753.30                   4.71
      400,000.01  to      450,000.00                      11          4,611,702.96                   0.83
      450,000.01  to      500,000.00                       7          3,298,707.28                   0.59
      500,000.01  to      550,000.00                       6          3,145,238.40                   0.57
      550,000.01  to      600,000.00                       5          2,868,811.44                   0.52
      600,000.01  to      650,000.00                       4          2,492,693.80                   0.45
      650,000.01  to      700,000.00                       2          1,326,930.04                   0.24
      700,000.01  to      750,000.00                       7          5,119,624.48                   0.92
  ---------------------------------------  ------------------  --------------------  ------------------------
  Total:                                               3,725       $556,134,383.76                 100.00%
  =======================================  ==================  ====================  ========================


                                                                                        Percentage of the
                                               Number of            Aggregate          Loans by Aggregate
  Prepayment Penalty Period (Months)         Initial Loans      Principal Balance       Principal Balance
  ---------------------------------------  ------------------  --------------------  ---------------------
  No Prepayment Penalty                                  538        $80,641,861.17                  14.50%
  12                                                     298         60,382,952.03                  10.86
  24                                                     882        136,443,233.92                  24.53
  30                                                       4            902,677.65                   0.16
  36                                                   1,447        204,366,463.89                  36.75
  48                                                       2            277,999.49                   0.05
  60                                                     554         73,119,195.61                  13.15
  ---------------------------------------  ------------------  --------------------  ------------------------
  Total:                                               3,725       $556,134,383.76                 100.00%
  =======================================  ==================  ====================  ========================


                                                                                        Percentage of the
  Remaining Term                               Number of            Aggregate          Loans by Aggregate
  to Maturity (Months)                       Initial Loans      Principal Balance       Principal Balance
  ---------------------------------------  ------------------  --------------------  ---------------------
     49  to     60                                         7         $1,461,738.49                   0.26%
    109  to    120                                        59         10,796,673.26                   1.94
    157  to    168                                        13            994,913.14                   0.18
    169  to    180                                       268         23,436,967.63                   4.21
    217  to    228                                         4            159,981.84                   0.03
    229  to    240                                       182         17,824,884.74                   3.21
    289  to    300                                         9            967,680.96                   0.17
    337  to    348                                        31          4,688,600.58                   0.84
    349  to    360                                     3,152        495,802,943.12                  89.15
  ---------------------------------------  ------------------  --------------------  ------------------------
  Total:                                               3,725       $556,134,383.76                 100.00%
  =======================================  ==================  ====================  ========================


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                                       21

Subject to Revision - Computational Materials Dated April 13, 2004
--------------------------------------------------------------------------------

                                                                                        Percentage of the
                                               Number of            Aggregate          Loans by Aggregate
  Seasoning (Months)                         Initial Loans      Principal Balance       Principal Balance
  ---------------------------------------  ------------------  --------------------  ---------------------
   1 to  6                                             3,590       $530,215,706.38                  95.34%
   7 to 12                                                91         21,435,061.80                   3.85
  13 to 18                                                28          3,106,212.13                   0.56
  19 to 24                                                16          1,377,403.45                   0.25
  ---------------------------------------  ------------------  --------------------  ------------------------
  Total:                                               3,725       $556,134,383.76                 100.00%
  =======================================  ==================  ====================  ========================


                                                                                        Percentage of the
                                               Number of            Aggregate          Loans by Aggregate
  Credit Grade                               Initial Loans      Principal Balance       Principal Balance
  ---------------------------------------  ------------------  --------------------  ---------------------
  A                                                    3,053       $466,807,509.31                  83.94%
  B                                                      442         59,617,716.42                  10.72
  C                                                      230         29,709,158.03                   5.34
  ---------------------------------------  ------------------  --------------------  ------------------------
  Total:                                               3,725       $556,134,383.76                 100.00%
  =======================================  ==================  ====================  ========================


                                                                                        Percentage of the
                                               Number of            Aggregate          Loans by Aggregate
  FICO Score                                 Initial Loans      Principal Balance       Principal Balance
  ---------------------------------------  ------------------  --------------------  ---------------------
   501  to   525                                          26         $3,146,413.10                   0.57%
   526  to   550                                         182         23,261,011.84                   4.18
   551  to   575                                         251         34,213,175.50                   6.15
   576  to   600                                         448         63,176,282.07                  11.36
   601  to   625                                         719        104,318,010.93                  18.76
   626  to   650                                         809        120,665,046.34                  21.70
   651  to   675                                         601         93,060,867.56                  16.73
   676  to   700                                         321         51,957,225.87                   9.34
   701  to   725                                         170         29,528,986.09                   5.31
   726  to   750                                         109         18,850,803.51                   3.39
   751  to   775                                          67         10,727,162.31                   1.93
   776  to   800                                          20          3,100,790.24                   0.56
   801  to   825                                           2            128,608.40                   0.02
  ---------------------------------------  ------------------  --------------------  ------------------------
  Total:                                               3,725       $556,134,383.76                 100.00%
  =======================================  ==================  ====================  ========================


--------------------------------------------------------------------------------
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       SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated April 13, 2004
--------------------------------------------------------------------------------

                                                                                        Percentage of the
                                               Number of            Aggregate          Loans by Aggregate
  Geographic Location                        Initial Loans      Principal Balance       Principal Balance
  ---------------------------------------  ------------------  --------------------  ---------------------
  California                                             484        $90,690,878.09                  16.31%
  Illinois                                               336         53,989,434.06                   9.71
  New York                                               193         40,922,780.22                   7.36
  Michigan                                               241         34,525,519.10                   6.21
  Maryland                                               202         32,599,561.03                   5.86
  Ohio                                                   238         27,910,667.82                   5.02
  Virginia                                               154         25,271,615.78                   4.54
  Pennsylvania                                           206         24,304,431.12                   4.37
  Florida                                                187         22,486,842.89                   4.04
  North Carolina                                         116         17,883,740.88                   3.22
  New Jersey                                              80         15,711,685.22                   2.83
  Missouri                                               134         15,663,084.02                   2.82
  Wisconsin                                              111         15,114,377.87                   2.72
  Massachusetts                                           77         13,979,137.34                   2.51
  Indiana                                                107         11,440,126.21                   2.06
  Arizona                                                 78         11,157,555.43                   2.01
  South Carolina                                          82         10,518,083.68                   1.89
  Tennessee                                               86         10,487,783.50                   1.89
  Georgia                                                 66          9,334,542.73                   1.68
  Connecticut                                             64          9,160,473.24                   1.65
  Minnesota                                               49          7,759,437.42                   1.40
  Kansas                                                  52          7,044,569.05                   1.27
  Kentucky                                                59          6,445,587.71                   1.16
  Colorado                                                37          5,782,879.39                   1.04
  Rhode Island                                            30          5,136,606.62                   0.92
  Nevada                                                  30          3,916,384.66                   0.70
  Washington                                              31          3,877,486.15                   0.70
  South Dakota                                            25          3,284,873.06                   0.59
  Oregon                                                  23          2,808,100.02                   0.50
  Texas                                                   17          2,207,073.66                   0.40
  Utah                                                    19          2,010,128.46                   0.36
  New Mexico                                              15          1,840,225.74                   0.33
  Iowa                                                    18          1,761,179.68                   0.32
  New Hampshire                                           11          1,806,946.06                   0.32
  Delaware                                                14          1,575,216.67                   0.28
  Nebraska                                                13          1,201,500.76                   0.22
  Idaho                                                    9          1,102,978.40                   0.20
  Oklahoma                                                11          1,036,917.36                   0.19
  Maine                                                    6            960,562.36                   0.17
  North Dakota                                             5            645,328.43                   0.12
  Montana                                                  6            562,052.16                   0.10
  Wyoming                                                  2            161,211.99                   0.03
  Alabama                                                  1             54,817.72                   0.01
  ---------------------------------------  ------------------  --------------------  ------------------------
  Total:                                               3,725       $556,134,383.76                 100.00%
  =======================================  ==================  ====================  ========================


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                                       23

Subject to Revision - Computational Materials Dated April 13, 2004
--------------------------------------------------------------------------------

                    DESCRIPTION OF THE INITIAL MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE
                                 Group I - Fixed

# of Mortgage Loans                                                     2,515
Aggregate Outstanding Principal Balance                       $356,368,011.74
Aggregate Original Principal Balance                          $357,741,118.50

                                                                      Minimum                Maximum                Average
                                                                      -------                -------                -------
Outstanding Principal Balance                                      $20,219.70            $741,131.66            $141,697.02
Original Principal Balance                                         $20,250.00            $750,000.00            $142,242.99

                                                                      Minimum                Maximum       Weighted Average
                                                                      -------                -------       ----------------
Original LTV Ratio                                                      6.30%                100.00%                 83.22%
Original CLTV Ratio                                                     6.85%                100.00%                 85.23%
Mortgage Rate                                                          5.190%                14.900%                 7.341%
Original Term (Months)                                                     60                    360                    333
Remaining Term (Months)                                                    55                    359                    329
Seasoning (Months)                                                          1                     23                      4
Credit Score                                                              525                    809                    638

                                                                     Earliest                 Latest
                                                                     --------                 ------
Origination Date                                                    4/20/2002              2/19/2004
Maturity Date                                                      11/12/2008               3/1/2034

--------------------------------------------------------------------------------

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                                       24

Subject to Revision - Computational Materials Dated April 13, 2004
--------------------------------------------------------------------------------

                                        Percent of Aggregate                                             Percent of Aggregate
Product Type                               Principal Balance       Loan Purpose                             Principal Balance
Fully Amortizing Fixed Rate                            94.34       Cash Out Refinance                                   77.93
Fixed Rate Balloon                                      5.66       Purchase                                             12.17
 Subtotal - (Total Fixed Rate)                        100.00       Rate/Term Refinance                                   9.90
Fully Amortizing Adjustable Rate                        0.00       -----------------------------------------------------------
-------------------------------------------------------------      Total:                                             100.00%
Total:                                               100.00%


                                        Percent of Aggregate                                             Percent of Aggregate
Property Type                              Principal Balance       MI Provider                              Principal Balance
Single Family                                          85.53       N/A
Duplex                                                  5.81
Condo                                                   3.18
6 Family/Units                                          1.74
Triplex                                                 1.65
5 Family/Units                                          1.07
8 Family/Units                                          0.44
7 Family/Units                                          0.20                                             Percent of Aggregate
Row Home                                                0.13       Lien Position                            Principal Balance
Townhouse                                               0.13       First                                                97.25
Quadruplex                                              0.11       Second                                                2.75
-------------------------------------------------------------      -----------------------------------------------------------
Total:                                               100.00%       Total:                                             100.00%

                                        Percent of Aggregate                                             Percent of Aggregate
Occupancy Status                           Principal Balance       Documentation Type                       Principal Balance
Owner Occupied                                         94.11       Full Doc                                             82.21
Non Owner Occupied                                      4.96       Stated Income                                        13.39
Secondary                                               0.93       Lite Doc                                              2.30
-------------------------------------------------------------      Alt Doc                                               2.09
Total:                                               100.00%       -----------------------------------------------------------
                                                                   Total:                                             100.00%


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                                       25

Subject to Revision - Computational Materials Dated April 13, 2004
--------------------------------------------------------------------------------

                                                                                        Percentage of the
                                               Number of            Aggregate          Loans by Aggregate
   Mortgage Rate (%)                         Initial Loans      Principal Balance       Principal Balance
   --------------------------------------  ------------------  --------------------  ---------------------
     5.001  to    5.500                                    3           $395,576.07                   0.11%
     5.501  to    6.000                                   47          8,441,441.94                   2.37
     6.001  to    6.500                                  185         35,540,129.78                   9.97
     6.501  to    7.000                                  658        107,566,256.74                  30.18
     7.001  to    7.500                                  587         88,214,528.52                  24.75
     7.501  to    8.000                                  550         77,059,235.78                  21.62
     8.001  to    8.500                                  143         17,037,381.35                   4.78
     8.501  to    9.000                                  108          9,865,851.19                   2.77
     9.001  to    9.500                                   63          3,868,103.75                   1.09
     9.501  to   10.000                                   80          4,407,183.28                   1.24
    10.001  to   10.500                                   26          1,198,413.22                   0.34
    10.501  to   11.000                                   26          1,250,524.18                   0.35
    11.001  to   11.500                                   10            440,000.37                   0.12
    11.501  to   12.000                                   15            622,482.51                   0.17
    12.001  to   12.500                                    7            213,929.18                   0.06
    12.501  to   13.000                                    3            144,097.65                   0.04
    13.001  to   13.500                                    3             81,320.67                   0.02
    14.501  to   15.000                                    1             21,555.56                   0.01
   --------------------------------------  ------------------  --------------------  -------------------------
   Total:                                              2,515       $356,368,011.74                 100.00%
   ======================================  ==================  ====================  =========================

                                                                                        Percentage of the
   Combined                                    Number of            Aggregate          Loans by Aggregate
   Loan-to-Value Ratio (%)                   Initial Loans      Principal Balance       Principal Balance
   --------------------------------------  ------------------  --------------------  ---------------------
      5.01  to     10.00                                   1            $24,938.83                   0.01%
     10.01  to     15.00                                   2             67,176.90                   0.02
     15.01  to     20.00                                   4            277,462.69                   0.08
     20.01  to     25.00                                   6            402,822.13                   0.11
     25.01  to     30.00                                   7            485,724.12                   0.14
     30.01  to     35.00                                  12          1,200,167.04                   0.34
     35.01  to     40.00                                  16          1,573,804.79                   0.44
     40.01  to     45.00                                  11          1,529,532.03                   0.43
     45.01  to     50.00                                  19          3,015,852.58                   0.85
     50.01  to     55.00                                  39          5,414,672.89                   1.52
     55.01  to     60.00                                  46          5,535,608.81                   1.55
     60.01  to     65.00                                  72          9,831,569.66                   2.76
     65.01  to     70.00                                 103         14,247,087.11                   4.00
     70.01  to     75.00                                 144         20,747,073.74                   5.82
     75.01  to     80.00                                 342         54,023,095.31                  15.16
     80.01  to     85.00                                 289         41,845,456.19                  11.74
     85.01  to     90.00                                 463         71,874,271.10                  20.17
     90.01  to     95.00                                 338         47,017,063.42                  13.19
     95.01  to    100.00                                 601         77,254,632.40                  21.68
   --------------------------------------  ------------------  --------------------  -------------------------
   Total:                                              2,515       $356,368,011.74                 100.00%
   ======================================  ==================  ====================  =========================


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                                       26

Subject to Revision - Computational Materials Dated April 13, 2004
--------------------------------------------------------------------------------

                                                                                        Percentage of the
   Cut-off Date                                Number of            Aggregate          Loans by Aggregate
   Principal Balance ($)                     Initial Loans      Principal Balance       Principal Balance
   --------------------------------------  ------------------  --------------------  ---------------------
             0.01  to       50,000.00                    209         $7,713,798.36                   2.16%
        50,000.01  to      100,000.00                    703         54,237,371.79                  15.22
       100,000.01  to      150,000.00                    704         87,508,761.46                  24.56
       150,000.01  to      200,000.00                    414         71,671,510.68                  20.11
       200,000.01  to      250,000.00                    213         47,515,680.84                  13.33
       250,000.01  to      300,000.00                    140         38,187,622.06                  10.72
       300,000.01  to      350,000.00                     65         20,966,565.01                   5.88
       350,000.01  to      400,000.00                     45         17,082,430.94                   4.79
       400,000.01  to      450,000.00                      5          2,069,058.91                   0.58
       450,000.01  to      500,000.00                      5          2,341,240.41                   0.66
       500,000.01  to      550,000.00                      5          2,620,184.77                   0.74
       550,000.01  to      600,000.00                      2          1,148,269.93                   0.32
       600,000.01  to      650,000.00                      3          1,845,009.02                   0.52
       700,000.01  to      750,000.00                      2          1,460,507.56                   0.41
   --------------------------------------  ------------------  --------------------  -------------------------
   Total:                                              2,515       $356,368,011.74                 100.00%
   ======================================  ==================  ====================  =========================


                                                                                        Percentage of the
                                               Number of            Aggregate          Loans by Aggregate
   Prepayment Penalty Period (Months)        Initial Loans      Principal Balance       Principal Balance
   --------------------------------------  ------------------  --------------------  ---------------------
   No Prepayment Penalty                                 290        $38,532,495.30                  10.81%
   12                                                    225         44,276,078.13                  12.42
   24                                                    200         26,212,958.26                   7.36
   30                                                      4            902,677.65                   0.25
   36                                                  1,265        176,497,557.88                  49.53
   48                                                      1            109,012.48                   0.03
   60                                                    530         69,837,232.04                  19.60
   --------------------------------------  ------------------  --------------------  -------------------------
   Total:                                              2,515       $356,368,011.74                 100.00%
   ======================================  ==================  ====================  =========================


                                                                                        Percentage of the
   Remaining Term                              Number of            Aggregate          Loans by Aggregate
   to Maturity (Months)                      Initial Loans      Principal Balance       Principal Balance
   --------------------------------------  ------------------  --------------------  ---------------------
      49  to     60                                        7         $1,461,738.49                   0.41%
     109  to    120                                       59         10,796,673.26                   3.03
     157  to    168                                       13            994,913.14                   0.28
     169  to    180                                      268         23,436,967.63                   6.58
     217  to    228                                        4            159,981.84                   0.04
     229  to    240                                      182         17,824,884.74                   5.00
     289  to    300                                        9            967,680.96                   0.27
     337  to    348                                       14          2,249,592.88                   0.63
     349  to    360                                    1,959        298,475,578.80                  83.75
   --------------------------------------  ------------------  --------------------  -------------------------
   Total:                                              2,515       $356,368,011.74                 100.00%
   ======================================  ==================  ====================  =========================


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--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated April 13, 2004
--------------------------------------------------------------------------------

                                                                                        Percentage of the
                                               Number of            Aggregate          Loans by Aggregate
   Seasoning (Months)                        Initial Loans      Principal Balance       Principal Balance
   --------------------------------------  ------------------  --------------------  ---------------------
    1 to  6                                            2,430       $341,107,266.83                  95.72%
    7 to 12                                               57         12,691,083.40                   3.56
   13 to 18                                               18          1,760,451.82                   0.49
   19 to 24                                               10            809,209.69                   0.23
   --------------------------------------  ------------------  --------------------  -------------------------
   Total:                                              2,515       $356,368,011.74                 100.00%
   ======================================  ==================  ====================  =========================


                                                                                        Percentage of the
                                               Number of            Aggregate          Loans by Aggregate
   Credit Grade                              Initial Loans      Principal Balance       Principal Balance
   --------------------------------------  ------------------  --------------------  ---------------------
   A                                                   2,088       $300,808,988.32                  84.41%
   B                                                     292         38,251,019.01                  10.73
   C                                                     135         17,308,004.41                   4.86
   --------------------------------------  ------------------  --------------------  -------------------------
   Total:                                              2,515       $356,368,011.74                 100.00%
   ======================================  ==================  ====================  =========================


                                                                                        Percentage of the
                                               Number of            Aggregate          Loans by Aggregate
   FICO Score                                Initial Loans      Principal Balance       Principal Balance
   --------------------------------------  ------------------  --------------------  ---------------------
    501  to   525                                         15         $1,589,017.53                   0.45%
    526  to   550                                        100         12,191,836.46                   3.42
    551  to   575                                        170         23,428,667.90                   6.57
    576  to   600                                        304         39,862,379.65                  11.19
    601  to   625                                        499         68,347,447.90                  19.18
    626  to   650                                        561         76,956,643.41                  21.59
    651  to   675                                        411         60,103,630.50                  16.87
    676  to   700                                        202         32,897,492.80                   9.23
    701  to   725                                        118         19,142,597.81                   5.37
    726  to   750                                         73         12,045,714.50                   3.38
    751  to   775                                         47          7,539,368.43                   2.12
    776  to   800                                         13          2,134,606.45                   0.60
    801  to   825                                          2            128,608.40                   0.04
   --------------------------------------  ------------------  --------------------  -------------------------
   Total:                                              2,515       $356,368,011.74                 100.00%
   ======================================  ==================  ====================  =========================


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                                       28
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--------------------------------------------------------------------------------

                                                                                        Percentage of the
                                               Number of            Aggregate          Loans by Aggregate
   Geographic Location                       Initial Loans      Principal Balance       Principal Balance
   --------------------------------------  ------------------  --------------------  ---------------------
   California                                            292        $47,796,904.81                  13.41%
   New York                                              167         34,921,847.60                   9.80
   Illinois                                              185         29,648,034.02                   8.32
   Maryland                                              172         26,978,804.13                   7.57
   Ohio                                                  190         21,757,374.66                   6.11
   Pennsylvania                                          166         19,016,029.94                   5.34
   Virginia                                              118         18,650,993.38                   5.23
   Florida                                               124         14,078,079.11                   3.95
   North Carolina                                         85         12,054,375.68                   3.38
   Massachusetts                                          65         11,589,915.68                   3.25
   Michigan                                               82         10,979,697.34                   3.08
   New Jersey                                             48          9,066,991.10                   2.54
   South Carolina                                         74          8,332,113.86                   2.34
   Tennessee                                              65          8,054,013.75                   2.26
   Indiana                                                73          7,873,678.06                   2.21
   Missouri                                               72          7,770,361.04                   2.18
   Georgia                                                55          7,403,037.46                   2.08
   Connecticut                                            51          7,348,222.18                   2.06
   Minnesota                                              35          5,512,546.72                   1.55
   Arizona                                                41          5,345,895.02                   1.50
   Wisconsin                                              44          5,075,360.72                   1.42
   Rhode Island                                           26          4,298,277.77                   1.21
   Kentucky                                               39          4,219,613.13                   1.18
   Colorado                                               27          3,893,314.16                   1.09
   Kansas                                                 32          3,837,614.99                   1.08
   Washington                                             24          2,495,026.49                   0.70
   Nevada                                                 20          2,379,732.95                   0.67
   Oregon                                                 18          2,225,567.69                   0.62
   Texas                                                  14          1,812,122.15                   0.51
   New Mexico                                             14          1,700,808.83                   0.48
   Utah                                                   17          1,722,322.24                   0.48
   Iowa                                                   17          1,491,741.19                   0.42
   New Hampshire                                           9          1,464,112.85                   0.41
   Oklahoma                                               11          1,036,917.36                   0.29
   South Dakota                                           10          1,011,640.12                   0.28
   Delaware                                                8            973,944.35                   0.27
   Idaho                                                   6            723,221.19                   0.20
   Nebraska                                                8            724,776.85                   0.20
   Maine                                                   4            517,999.28                   0.15
   North Dakota                                            3            297,401.60                   0.08
   Montana                                                 3            238,775.11                   0.07
   Wyoming                                                 1             48,805.18                   0.01
   --------------------------------------  ------------------  --------------------  -------------------------
   Total:                                              2,515       $356,368,011.74                 100.00%
   ======================================  ==================  ====================  =========================

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                                       29
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--------------------------------------------------------------------------------

                    DESCRIPTION OF THE INITIAL MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE
                          Group II-A - Conforming ARMs

# of Mortgage Loans                                                       911
Aggregate Outstanding Principal Balance                       $139,034,097.93
Aggregate Original Principal Balance                          $139,548,553.00

                                                                      Minimum                Maximum                Average
                                                                      -------                -------                -------
Outstanding Principal Balance                                      $29,959.53            $399,103.85            $152,617.01
Original Principal Balance                                         $30,000.00            $400,000.00            $153,181.73

                                                                      Minimum                Maximum       Weighted Average
                                                                      -------                -------       ----------------
Original LTV Ratio                                                     11.11%                100.00%                 87.09%
Original CLTV Ratio                                                    11.11%                100.00%                 87.09%
Mortgage Rate                                                          5.400%                10.500%                 7.063%
Original Term (Months)                                                    360                    360                    360
Remaining Term (Months)                                                   338                    359                    356
Seasoning (Months)                                                          1                     22                      4
Credit Score                                                              525                    784                    636

                                                                      Minimum                Maximum       Weighted Average
                                                                      -------                -------       ----------------
Margin                                                                 4.950%                 9.700%                 6.712%
Maximum Mortgage Rate                                                 10.050%                18.500%                13.517%
Minimum Mortgage Rate                                                  5.400%                10.500%                 7.062%
Initial Rate Cap                                                       1.000%                 3.000%                 2.771%
Periodic Rate Cap                                                      1.000%                 1.500%                 1.081%
Months to Next Adjustment                                                   2                     34                     21

                                                                     Earliest                 Latest
                                                                     --------                 ------
Origination Date                                                    5/30/2002               2/6/2004
Maturity Date                                                        6/4/2032               3/1/2034

--------------------------------------------------------------------------------

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                                       30
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Subject to Revision - Computational Materials Dated April 13, 2004
--------------------------------------------------------------------------------

                                       Percent of Aggregate                                             Percent of Aggregate
Product Type                              Principal Balance       Loan Purpose                             Principal Balance
Fully Amortizing Fixed Rate                            0.00       Cash Out Refinance                                   63.79
Fixed Rate Balloon                                     0.00       Purchase                                             21.18
 Subtotal - (Total Fixed Rate)                         0.00       Rate/Term Refinance                                  15.03
Fully Amortizing Adjustable Rate                     100.00       -----------------------------------------------------------
------------------------------------------------------------      Total:                                             100.00%
Total:                                              100.00%


                                       Percent of Aggregate                                             Percent of Aggregate
Property Type                             Principal Balance       MI Provider                              Principal Balance
Single Family                                         84.18       N/A
Duplex                                                 8.00
Condo                                                  4.65
Triplex                                                1.85
Townhouse                                              0.88                                             Percent of Aggregate
Quadruplex                                             0.24       Lien Position                            Principal Balance
Row Home                                               0.20       First                                               100.00
------------------------------------------------------------      -----------------------------------------------------------
Total:                                              100.00%       Total:                                             100.00%

                                       Percent of Aggregate                                             Percent of Aggregate
Occupancy Status                          Principal Balance       Documentation Type                       Principal Balance
Owner Occupied                                        96.55       Full Doc                                             83.01
Non Owner Occupied                                     2.93       Stated Income                                        14.61
Secondary                                              0.52       Alt Doc                                               1.31
------------------------------------------------------------      Lite Doc                                              1.07
Total:                                              100.00%       -----------------------------------------------------------
                                                                  Total:                                             100.00%



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                                       31
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--------------------------------------------------------------------------------

                                                                                           Percentage of the
                                                 Number of            Aggregate           Loans by Aggregate
     Mortgage Rate (%)                         Initial Loans      Principal Balance        Principal Balance
     --------------------------------------   -----------------   -------------------   ---------------------
       5.001  to    5.500                                    2           $216,031.22                    0.16%
       5.501  to    6.000                                   62         10,674,513.87                    7.68
       6.001  to    6.500                                  192         30,390,355.73                   21.86
       6.501  to    7.000                                  223         36,457,726.78                   26.22
       7.001  to    7.500                                  188         27,665,108.54                   19.90
       7.501  to    8.000                                  158         23,911,310.92                   17.20
       8.001  to    8.500                                   45          5,768,902.91                    4.15
       8.501  to    9.000                                   29          2,865,176.87                    2.06
       9.001  to    9.500                                    7            644,473.19                    0.46
       9.501  to   10.000                                    4            333,626.61                    0.24
      10.001  to   10.500                                    1            106,871.29                    0.08
     --------------------------------------   -----------------   -------------------   ------------------------
     Total:                                                911       $139,034,097.93                  100.00%
     ======================================   =================   ===================   ========================


                                                                                           Percentage of the
     Combined                                    Number of            Aggregate           Loans by Aggregate
     Loan-to-Value Ratio (%)                   Initial Loans      Principal Balance        Principal Balance
     --------------------------------------   -----------------   -------------------   ---------------------
       10.01  to    15.00                                    1            $99,748.99                    0.07%
       15.01  to    20.00                                    2            140,085.24                    0.10
       30.01  to    35.00                                    2            187,893.81                    0.14
       35.01  to    40.00                                    3            269,038.48                    0.19
       40.01  to    45.00                                    3            450,561.99                    0.32
       45.01  to    50.00                                    6            497,679.55                    0.36
       50.01  to    55.00                                    8          1,080,883.09                    0.78
       55.01  to    60.00                                    9          1,353,669.80                    0.97
       60.01  to    65.00                                   16          2,363,855.50                    1.70
       65.01  to    70.00                                   19          3,190,828.06                    2.29
       70.01  to    75.00                                   51          8,496,820.78                    6.11
       75.01  to    80.00                                  157         24,175,232.78                   17.39
       80.01  to    85.00                                  125         19,475,384.41                   14.01
       85.01  to    90.00                                  169         24,926,922.92                   17.93
       90.01  to    95.00                                   95         14,847,433.43                   10.68
       95.01  to   100.00                                  245         37,478,059.10                   26.96
     --------------------------------------   -----------------   -------------------   ------------------------
     Total:                                                911       $139,034,097.93                  100.00%
     ======================================   =================   ===================   ========================


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                                       32

Subject to Revision - Computational Materials Dated April 13, 2004
--------------------------------------------------------------------------------

                                                                                           Percentage of the
     Cut-off Date                                Number of            Aggregate           Loans by Aggregate
     Principal Balance ($)                     Initial Loans      Principal Balance        Principal Balance
     --------------------------------------   -----------------   -------------------   ---------------------
               0.01  to       50,000.00                      4           $179,600.49                    0.13%
          50,000.01  to      100,000.00                    226         18,066,813.16                   12.99
         100,000.01  to      150,000.00                    277         34,792,113.10                   25.02
         150,000.01  to      200,000.00                    207         35,800,822.60                   25.75
         200,000.01  to      250,000.00                    102         22,850,396.95                   16.44
         250,000.01  to      300,000.00                     64         17,462,166.74                   12.56
         300,000.01  to      350,000.00                     29          9,122,314.26                    6.56
         350,000.01  to      400,000.00                      2            759,870.63                    0.55
     --------------------------------------   -----------------   -------------------   ------------------------
     Total:                                                911       $139,034,097.93                  100.00%
     ======================================   =================   ===================   ========================


                                                                                           Percentage of the
                                                 Number of            Aggregate           Loans by Aggregate
     Prepayment Penalty Period (Months)        Initial Loans      Principal Balance        Principal Balance
     --------------------------------------   -----------------   -------------------   ---------------------
     No Prepayment Penalty                                 173        $24,413,490.57                   17.56%
     12                                                     56         11,809,349.95                    8.49
     24                                                    532         80,917,101.15                   58.20
     36                                                    150         21,894,156.26                   15.75
     --------------------------------------   -----------------   -------------------   ------------------------
     Total:                                                911       $139,034,097.93                  100.00%
     ======================================   =================   ===================   ========================


                                                                                           Percentage of the
     Remaining Term                              Number of            Aggregate           Loans by Aggregate
     to Maturity (Months)                      Initial Loans      Principal Balance        Principal Balance
     --------------------------------------   -----------------   -------------------   ---------------------
       337  to    348                                       13         $1,766,014.39                    1.27%
       349  to    360                                      898        137,268,083.54                   98.73
     --------------------------------------   -----------------   -------------------   ------------------------
     Total:                                                911       $139,034,097.93                  100.00%
     ======================================   =================   ===================   ========================

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                                       33

Subject to Revision - Computational Materials Dated April 13, 2004
--------------------------------------------------------------------------------

                                                                                           Percentage of the
                                                 Number of            Aggregate           Loans by Aggregate
     Seasoning (Months)                        Initial Loans      Principal Balance        Principal Balance
     --------------------------------------   -----------------   -------------------   ---------------------
      1 to  6                                              876       $134,135,430.97                   96.48%
      7 to 12                                               22          3,132,652.57                    2.25
     13 to 18                                                9          1,316,679.19                    0.95
     19 to 24                                                4            449,335.20                    0.32
     --------------------------------------   -----------------   -------------------   ------------------------
     Total:                                                911       $139,034,097.93                  100.00%
     ======================================   =================   ===================   ========================


                                                                                           Percentage of the
                                                 Number of            Aggregate           Loans by Aggregate
     Credit Grade                              Initial Loans      Principal Balance        Principal Balance
     --------------------------------------   -----------------   -------------------   ---------------------
     A                                                     723       $113,896,235.69                   81.92%
     B                                                     108         14,597,954.62                   10.50
     C                                                      80         10,539,907.62                    7.58
     --------------------------------------   -----------------   -------------------   ------------------------
     Total:                                                911       $139,034,097.93                  100.00%
     ======================================   =================   ===================   ========================


                                                                                           Percentage of the
                                                 Number of            Aggregate           Loans by Aggregate
     FICO Score                                Initial Loans      Principal Balance        Principal Balance
     --------------------------------------   -----------------   -------------------   ---------------------
      501  to   525                                         10         $1,528,314.45                    1.10%
      526  to   550                                         75         10,097,744.29                    7.26
      551  to   575                                         61          8,293,543.45                    5.97
      576  to   600                                         93         13,532,843.92                    9.73
      601  to   625                                        157         23,335,838.31                   16.78
      626  to   650                                        187         29,480,420.71                   21.20
      651  to   675                                        144         22,334,942.56                   16.06
      676  to   700                                         95         15,289,749.76                   11.00
      701  to   725                                         39          6,612,236.75                    4.76
      726  to   750                                         29          5,112,260.79                    3.68
      751  to   775                                         16          2,732,464.34                    1.97
      776  to   800                                          5            683,738.60                    0.49
     --------------------------------------   -----------------   -------------------   ------------------------
     Total:                                                911       $139,034,097.93                  100.00%
     ======================================   =================   ===================   ========================

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                                       34

Subject to Revision - Computational Materials Dated April 13, 2004
--------------------------------------------------------------------------------

                                                                                           Percentage of the
                                                 Number of            Aggregate           Loans by Aggregate
     Geographic Location                       Initial Loans      Principal Balance        Principal Balance
     --------------------------------------   -----------------   -------------------   ---------------------
     California                                            146        $31,037,954.38                   22.32%
     Illinois                                              128         19,953,718.66                   14.35
     Michigan                                              116         16,300,843.12                   11.72
     Missouri                                               53          6,508,370.76                    4.68
     Florida                                                47          5,825,706.75                    4.19
     Wisconsin                                              44          5,598,978.57                    4.03
     Maryland                                               27          5,042,258.46                    3.63
     Arizona                                                32          4,891,902.55                    3.52
     New York                                               22          4,823,344.66                    3.47
     Virginia                                               27          3,663,841.55                    2.64
     Ohio                                                   29          3,474,506.02                    2.50
     Pennsylvania                                           30          3,396,310.66                    2.44
     Indiana                                                30          3,102,434.22                    2.23
     North Carolina                                         20          2,609,931.78                    1.88
     New Jersey                                             15          2,560,148.02                    1.84
     Massachusetts                                          10          1,953,055.99                    1.40
     Kentucky                                               16          1,828,453.12                    1.32
     Minnesota                                              11          1,695,278.94                    1.22
     Tennessee                                              14          1,543,486.06                    1.11
     Georgia                                                 9          1,491,301.83                    1.07
     Kansas                                                 12          1,457,340.42                    1.05
     Connecticut                                            10          1,440,417.36                    1.04
     Colorado                                                7          1,344,138.64                    0.97
     Nevada                                                  8          1,219,187.97                    0.88
     South Dakota                                            9            881,404.16                    0.63
     Washington                                              5            841,995.19                    0.61
     Rhode Island                                            4            838,328.85                    0.60
     Oregon                                                  4            494,586.32                    0.36
     Delaware                                                4            451,485.65                    0.32
     Maine                                                   2            442,563.08                    0.32
     Nebraska                                                4            443,210.69                    0.32
     Texas                                                   3            394,951.51                    0.28
     South Carolina                                          3            281,052.43                    0.20
     Iowa                                                    1            269,438.49                    0.19
     Montana                                                 2            230,464.30                    0.17
     Utah                                                    1            161,072.08                    0.12
     New Mexico                                              1            139,416.91                    0.10
     North Dakota                                            1            104,284.73                    0.08
     Wyoming                                                 1            112,406.81                    0.08
     New Hampshire                                           1             99,748.99                    0.07
     Alabama                                                 1             54,817.72                    0.04
     Idaho                                                   1             29,959.53                    0.02
     --------------------------------------   -----------------   -------------------   ------------------------
     Total:                                                911       $139,034,097.93                  100.00%
     ======================================   =================   ===================   ========================


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                                       35
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--------------------------------------------------------------------------------

                                                                                      Percentage of the
                                             Number of           Aggregate           Loans by Aggregate
Initial Rate Cap (%)                       Initial Loans     Principal Balance        Principal Balance
---------------------------------------  ------------------  -------------------   ---------------------
1.000                                                    5        $1,126,534.56                    0.81%
1.500                                                  116        19,462,432.03                   14.00
2.000                                                    2           363,304.24                    0.26
3.000                                                  788       118,081,827.10                   84.93
---------------------------------------  ------------------  -------------------   ------------------------
Total:                                                 911      $139,034,097.93                  100.00%
=======================================  ==================  ===================   ========================

                                                                                      Percentage of the
                                             Number of           Aggregate           Loans by Aggregate
Periodic Rate Cap (%)                      Initial Loans     Principal Balance        Principal Balance
---------------------------------------  ------------------  -------------------   ---------------------
1.000                                                  775      $116,396,856.31                   83.72%
1.500                                                  136        22,637,241.62                   16.28
---------------------------------------  ------------------  -------------------   ------------------------
Total:                                                 911      $139,034,097.93                  100.00%
=======================================  ==================  ===================   ========================


                                                                                      Percentage of the
Maximum                                      Number of           Aggregate           Loans by Aggregate
Mortgage Rate (%)                          Initial Loans     Principal Balance        Principal Balance
---------------------------------------  ------------------  -------------------   ---------------------
 10.001  to   10.500                                     8          $948,362.48                    0.68%
 10.501  to   11.000                                     3           740,195.63                    0.53
 11.001  to   11.500                                     6           881,650.84                    0.63
 11.501  to   12.000                                    26         4,995,416.31                    3.59
 12.001  to   12.500                                    55         9,720,534.37                    6.99
 12.501  to   13.000                                   159        25,381,187.67                   18.26
 13.001  to   13.500                                   239        34,825,966.64                   25.05
 13.501  to   14.000                                   192        30,117,565.89                   21.66
 14.001  to   14.500                                   103        15,705,985.38                   11.30
 14.501  to   15.000                                    78        10,796,627.24                    7.77
 15.001  to   15.500                                    22         2,766,976.84                    1.99
 15.501  to   16.000                                    14         1,407,005.47                    1.01
 16.001  to   16.500                                     2           122,508.86                    0.09
 16.501  to   17.000                                     2           417,915.93                    0.30
 17.001  to   17.500                                     1           106,871.29                    0.08
 18.001  to   18.500                                     1            99,327.09                    0.07
---------------------------------------  ------------------  -------------------   ------------------------
Total:                                                 911      $139,034,097.93                  100.00%
=======================================  ==================  ===================   ========================


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                                       36

Subject to Revision - Computational Materials Dated April 13, 2004
--------------------------------------------------------------------------------

                                                                                      Percentage of the
Minimum                                      Number of           Aggregate           Loans by Aggregate
Mortgage Rate (%)                          Initial Loans     Principal Balance        Principal Balance
---------------------------------------  ------------------  -------------------   ---------------------
  5.001  to    5.500                                     2          $216,031.22                    0.16%
  5.501  to    6.000                                    63        10,821,059.07                    7.78
  6.001  to    6.500                                   194        30,760,372.71                   22.12
  6.501  to    7.000                                   220        35,941,164.60                   25.85
  7.001  to    7.500                                   188        27,665,108.54                   19.90
  7.501  to    8.000                                   158        23,911,310.92                   17.20
  8.001  to    8.500                                    45         5,768,902.91                    4.15
  8.501  to    9.000                                    29         2,865,176.87                    2.06
  9.001  to    9.500                                     7           644,473.19                    0.46
  9.501  to   10.000                                     4           333,626.61                    0.24
 10.001  to   10.500                                     1           106,871.29                    0.08
---------------------------------------  ------------------  -------------------   ------------------------
Total:                                                 911      $139,034,097.93                  100.00%
=======================================  ==================  ===================   ========================


                                                                                      Percentage of the
Months to Next                                   Number of            Aggregate      Loans by Aggregate
Adjustment Date                             Mortgage Loans    Principal Balance       Principal Balance
---------------------------------------  ------------------  -------------------   ---------------------
1 to 12                                                 13        $1,766,014.39                    1.27%
13 to 24                                               797       121,465,592.18                   87.36
25 to 36                                               101        15,802,491.36                   11.37
---------------------------------------  ------------------  -------------------   ------------------------
Total:                                                 911      $139,034,097.93                  100.00%
=======================================  ==================  ===================   ========================



                                                                                      Percentage of the
                                             Number of           Aggregate           Loans by Aggregate
Gross Margin (%)                           Initial Loans     Principal Balance        Principal Balance
---------------------------------------  ------------------  -------------------   ---------------------
  4.501  to    5.000                                    21        $3,866,675.61                    2.78%
  5.001  to    5.500                                    99        16,316,876.41                   11.74
  5.501  to    6.000                                    32         5,897,706.45                    4.24
  6.001  to    6.500                                   237        35,936,580.55                   25.85
  6.501  to    7.000                                   160        26,392,824.50                   18.98
  7.001  to    7.500                                   220        32,141,997.18                   23.12
  7.501  to    8.000                                    71         9,161,918.94                    6.59
  8.001  to    8.500                                    45         5,697,304.56                    4.10
  8.501  to    9.000                                    22         3,358,796.39                    2.42
  9.001  to    9.500                                     3           203,198.90                    0.15
  9.501  to   10.000                                     1            60,218.44                    0.04
---------------------------------------  ------------------  -------------------   ------------------------
Total:                                                 911      $139,034,097.93                  100.00%
=======================================  ==================  ===================   ========================

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                                       37

Subject to Revision - Computational Materials Dated April 13, 2004
--------------------------------------------------------------------------------

                    DESCRIPTION OF THE INITIAL MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE
                 Group II-B - Conforming and Non-Conforming ARMs

# of Mortgage Loans                                                       299
Aggregate Outstanding Principal Balance                        $60,732,274.09
Aggregate Original Principal Balance                           $60,959,714.80

                                                                      Minimum                Maximum                Average
                                                                      -------                -------                -------
Outstanding Principal Balance                                      $29,081.12            $747,196.50            $203,117.97
Original Principal Balance                                         $29,250.00            $750,000.00            $203,878.64

                                                                      Minimum                Maximum       Weighted Average
                                                                      -------                -------       ----------------
Original LTV Ratio                                                     38.40%                100.00%                 86.63%
Original CLTV Ratio                                                    38.40%                100.00%                 86.63%
Mortgage Rate                                                          5.270%                11.870%                 7.073%
Original Term (Months)                                                    360                    360                    360
Remaining Term (Months)                                                   338                    358                    356
Seasoning (Months)                                                          2                     22                      4
Credit Score                                                              525                    800                    636

                                                                      Minimum                Maximum       Weighted Average
                                                                      -------                -------       ----------------
Margin                                                                 4.950%                 9.350%                 6.605%
Maximum Mortgage Rate                                                 10.250%                16.870%                13.342%
Minimum Mortgage Rate                                                  5.270%                11.870%                 7.072%
Initial Rate Cap                                                       1.000%                 3.000%                 2.763%
Periodic Rate Cap                                                      1.000%                 1.500%                 1.120%
Months to Next Adjustment                                                   2                     34                     20

                                                                     Earliest                 Latest
                                                                     --------                 ------
Origination Date                                                    5/30/2002               2/2/2004
Maturity Date                                                        6/1/2032               2/1/2034

--------------------------------------------------------------------------------

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                                       38

Subject to Revision - Computational Materials Dated April 13, 2004
--------------------------------------------------------------------------------

                                        Percent of Aggregate                                          Percent of Aggregate
Product Type                               Principal Balance       Loan Purpose                          Principal Balance
Fully Amortizing Fixed Rate                             0.00       Cash Out Refinance                                59.72
Fixed Rate Balloon                                      0.00       Purchase                                          30.92
 Subtotal - (Total Fixed Rate)                          0.00       Rate/Term Refinance                                9.35
Fully Amortizing Adjustable Rate                      100.00       --------------------------------------------------------
-------------------------------------------------------------      Total:                                          100.00%
Total:                                               100.00%


                                        Percent of Aggregate                                          Percent of Aggregate
Property Type                              Principal Balance       MI Provider                           Principal Balance
Single Family                                          88.88       N/A
Condo                                                   5.49
Duplex                                                  3.30
Townhouse                                               0.81
Triplex                                                 0.70                                          Percent of Aggregate
Row Home                                                0.53       Lien Position                         Principal Balance
Quadruplex                                              0.30       First                                            100.00
-------------------------------------------------------------      --------------------------------------------------------
Total:                                               100.00%       Total:                                          100.00%

                                        Percent of Aggregate                                          Percent of Aggregate
Occupancy Status                           Principal Balance       Documentation Type                    Principal Balance
Owner Occupied                                         94.61       Full Doc                                          67.74
Non Owner Occupied                                      3.56       Stated Income                                     18.56
Secondary                                               1.82       Alt Doc                                           11.84
-------------------------------------------------------------      Lite Doc                                           1.86
Total:                                               100.00%       --------------------------------------------------------
                                                                   Total:                                          100.00%


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                                       39

Subject to Revision - Computational Materials Dated April 13, 2004
--------------------------------------------------------------------------------

                                                                                      Percentage of the
                                             Number of           Aggregate           Loans by Aggregate
Mortgage Rate (%)                          Initial Loans     Principal Balance        Principal Balance
---------------------------------------  ------------------  -------------------   ---------------------
  5.001  to    5.500                                     1          $746,549.08                    1.23%
  5.501  to    6.000                                    15         3,822,533.77                    6.29
  6.001  to    6.500                                    62        15,248,394.39                   25.11
  6.501  to    7.000                                    64        13,882,622.38                   22.86
  7.001  to    7.500                                    59        11,752,852.07                   19.35
  7.501  to    8.000                                    53         9,742,841.59                   16.04
  8.001  to    8.500                                    16         1,983,712.30                    3.27
  8.501  to    9.000                                    16         2,309,627.54                    3.80
  9.001  to    9.500                                     6           683,289.53                    1.13
  9.501  to   10.000                                     3           248,492.70                    0.41
 10.001  to   10.500                                     3           282,277.62                    0.46
 11.501  to   12.000                                     1            29,081.12                    0.05
---------------------------------------  ------------------  -------------------   ------------------------
Total:                                                 299       $60,732,274.09                  100.00%
=======================================  ==================  ===================   ========================


                                                                                      Percentage of the
Combined                                     Number of           Aggregate           Loans by Aggregate
Loan-to-Value Ratio (%)                    Initial Loans     Principal Balance        Principal Balance
---------------------------------------  ------------------  -------------------   ---------------------
  35.01  to    40.00                                     1          $373,119.43                    0.61%
  40.01  to    45.00                                     1            89,156.28                    0.15
  45.01  to    50.00                                     3           771,388.18                    1.27
  50.01  to    55.00                                     1           140,931.04                    0.23
  55.01  to    60.00                                     4           433,890.72                    0.71
  60.01  to    65.00                                     3           608,679.94                    1.00
  65.01  to    70.00                                     8         1,990,157.38                    3.28
  70.01  to    75.00                                    15         4,301,714.85                    7.08
  75.01  to    80.00                                    46         9,591,557.14                   15.79
  80.01  to    85.00                                    17         5,885,196.66                    9.69
  85.01  to    90.00                                    84        16,702,279.89                   27.50
  90.01  to    95.00                                    42         7,475,862.56                   12.31
  95.01  to   100.00                                    74        12,368,340.02                   20.37
---------------------------------------  ------------------  -------------------   ------------------------
Total:                                                 299       $60,732,274.09                  100.00%
=======================================  ==================  ===================   ========================


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                                       40

Subject to Revision - Computational Materials Dated April 13, 2004
--------------------------------------------------------------------------------

                                                                                      Percentage of the
Cut-off Date                                 Number of           Aggregate           Loans by Aggregate
Principal Balance ($)                      Initial Loans     Principal Balance        Principal Balance
---------------------------------------  ------------------  -------------------   ---------------------
          0.01  to       50,000.00                       5          $177,000.60                    0.29%
     50,000.01  to      100,000.00                      55         4,366,807.77                    7.19
    100,000.01  to      150,000.00                      84        10,574,101.94                   17.41
    150,000.01  to      200,000.00                      46         7,879,999.86                   12.97
    200,000.01  to      250,000.00                      30         6,739,136.10                   11.10
    250,000.01  to      300,000.00                      16         4,316,469.05                    7.11
    300,000.01  to      350,000.00                      21         6,923,869.24                   11.40
    350,000.01  to      400,000.00                      22         8,375,451.73                   13.79
    400,000.01  to      450,000.00                       6         2,542,644.05                    4.19
    450,000.01  to      500,000.00                       2           957,466.87                    1.58
    500,000.01  to      550,000.00                       1           525,053.63                    0.86
    550,000.01  to      600,000.00                       3         1,720,541.51                    2.83
    600,000.01  to      650,000.00                       1           647,684.78                    1.07
    650,000.01  to      700,000.00                       2         1,326,930.04                    2.18
    700,000.01  to      750,000.00                       5         3,659,116.92                    6.02
---------------------------------------  ------------------  -------------------   ------------------------
Total:                                                 299       $60,732,274.09                  100.00%
=======================================  ==================  ===================   ========================


                                                                                      Percentage of the
                                             Number of           Aggregate           Loans by Aggregate
Prepayment Penalty Period (Months)         Initial Loans     Principal Balance        Principal Balance
---------------------------------------  ------------------  -------------------   ---------------------
No Prepayment Penalty                                   75       $17,695,875.30                   29.14%
12                                                      17         4,297,523.95                    7.08
24                                                     150        29,313,174.51                   48.27
36                                                      32         5,974,749.75                    9.84
48                                                       1           168,987.01                    0.28
60                                                      24         3,281,963.57                    5.40
---------------------------------------  ------------------  -------------------   ------------------------
Total:                                                 299       $60,732,274.09                  100.00%
=======================================  ==================  ===================   ========================


                                                                                      Percentage of the
Remaining Term                               Number of           Aggregate           Loans by Aggregate
to Maturity (Months)                       Initial Loans     Principal Balance        Principal Balance
---------------------------------------  ------------------  -------------------   ---------------------
  337  to    348                                         4          $672,993.31                    1.11%
  349  to    360                                       295        60,059,280.78                   98.89
---------------------------------------  ------------------  -------------------   ------------------------
Total:                                                 299       $60,732,274.09                  100.00%
=======================================  ==================  ===================   ========================

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                                       41

Subject to Revision - Computational Materials Dated April 13, 2004
--------------------------------------------------------------------------------

                                                                                      Percentage of the
                                             Number of           Aggregate           Loans by Aggregate
Seasoning (Months)                         Initial Loans     Principal Balance        Principal Balance
---------------------------------------  ------------------  -------------------   ---------------------
 1 to  6                                               284       $54,973,008.58                   90.52%
 7 to 12                                                12         5,611,325.83                    9.24
13 to 18                                                 1            29,081.12                    0.05
19 to 24                                                 2           118,858.56                    0.20
---------------------------------------  ------------------  -------------------   ------------------------
Total:                                                 299       $60,732,274.09                  100.00%
=======================================  ==================  ===================   ========================


                                                                                      Percentage of the
                                             Number of           Aggregate           Loans by Aggregate
Credit Grade                               Initial Loans     Principal Balance        Principal Balance
---------------------------------------  ------------------  -------------------   ---------------------
A                                                      242       $52,102,285.30                   85.79%
B                                                       42         6,768,742.79                   11.15
C                                                       15         1,861,246.00                    3.06
---------------------------------------  ------------------  -------------------   ------------------------
Total:                                                 299       $60,732,274.09                  100.00%
=======================================  ==================  ===================   ========================


                                                                                      Percentage of the
                                             Number of           Aggregate           Loans by Aggregate
FICO Score                                 Initial Loans     Principal Balance        Principal Balance
---------------------------------------  ------------------  -------------------   ---------------------
 501  to   525                                           1           $29,081.12                    0.05%
 526  to   550                                           7           971,431.09                    1.60
 551  to   575                                          20         2,490,964.15                    4.10
 576  to   600                                          51         9,781,058.50                   16.11
 601  to   625                                          63        12,634,724.72                   20.80
 626  to   650                                          61        14,227,982.22                   23.43
 651  to   675                                          46        10,622,294.50                   17.49
 676  to   700                                          24         3,769,983.31                    6.21
 701  to   725                                          13         3,774,151.53                    6.21
 726  to   750                                           7         1,692,828.22                    2.79
 751  to   775                                           4           455,329.54                    0.75
 776  to   800                                           2           282,445.19                    0.47
---------------------------------------  ------------------  -------------------   ------------------------
Total:                                                 299       $60,732,274.09                  100.00%
=======================================  ==================  ===================   ========================


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                                       42

Subject to Revision - Computational Materials Dated April 13, 2004
--------------------------------------------------------------------------------

                                                                                      Percentage of the
                                             Number of           Aggregate           Loans by Aggregate
Geographic Location                        Initial Loans     Principal Balance        Principal Balance
---------------------------------------  ------------------  -------------------   ---------------------
California                                              46       $11,856,018.90                   19.52%
Michigan                                                43         7,244,978.64                   11.93
Wisconsin                                               23         4,440,038.58                    7.31
Illinois                                                23         4,387,681.38                    7.22
New Jersey                                              17         4,084,546.10                    6.73
North Carolina                                          11         3,219,433.42                    5.30
Virginia                                                 9         2,956,780.85                    4.87
Ohio                                                    19         2,678,787.14                    4.41
Florida                                                 16         2,583,057.03                    4.25
South Carolina                                           5         1,904,917.39                    3.14
Pennsylvania                                            10         1,892,090.52                    3.12
Kansas                                                   8         1,749,613.64                    2.88
South Dakota                                             6         1,391,828.78                    2.29
Missouri                                                 9         1,384,352.22                    2.28
New York                                                 4         1,177,587.96                    1.94
Arizona                                                  5           919,757.86                    1.51
Tennessee                                                7           890,283.69                    1.47
Maryland                                                 3           578,498.44                    0.95
Minnesota                                                3           551,611.76                    0.91
Colorado                                                 3           545,426.59                    0.90
Washington                                               2           540,464.47                    0.89
Indiana                                                  4           464,013.93                    0.76
Georgia                                                  2           440,203.44                    0.72
Massachusetts                                            2           436,165.67                    0.72
Kentucky                                                 4           397,521.46                    0.65
Connecticut                                              3           371,833.70                    0.61
Idaho                                                    2           349,797.68                    0.58
Nevada                                                   2           317,463.74                    0.52
New Hampshire                                            1           243,084.22                    0.40
North Dakota                                             1           243,642.10                    0.40
Delaware                                                 2           149,786.67                    0.25
Utah                                                     1           126,734.14                    0.21
Montana                                                  1            92,812.75                    0.15
Oregon                                                   1            87,946.01                    0.14
Nebraska                                                 1            33,513.22                    0.06
---------------------------------------  ------------------  -------------------   ------------------------
Total:                                                 299       $60,732,274.09                  100.00%
=======================================  ==================  ===================   ========================

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                                       43

Subject to Revision - Computational Materials Dated April 13, 2004
--------------------------------------------------------------------------------

                                                                                      Percentage of the
                                             Number of           Aggregate           Loans by Aggregate
Initial Rate Cap (%)                       Initial Loans     Principal Balance        Principal Balance
---------------------------------------  ------------------  -------------------   ---------------------
1.000                                                    2          $508,260.70                    0.84%
1.500                                                   38         8,891,571.08                   14.64
2.000                                                    1            39,415.16                    0.06
3.000                                                  258        51,293,027.15                   84.46
---------------------------------------  ------------------  -------------------   ------------------------
Total:                                                 299       $60,732,274.09                  100.00%
=======================================  ==================  ===================   ========================


                                                                                      Percentage of the
                                             Number of           Aggregate           Loans by Aggregate
Periodic Rate Cap (%)                      Initial Loans     Principal Balance        Principal Balance
---------------------------------------  ------------------  -------------------   ---------------------
1.000                                                  247       $46,156,073.49                   76.00%
1.500                                                   52        14,576,200.60                   24.00
---------------------------------------  ------------------  -------------------   ------------------------
Total:                                                 299       $60,732,274.09                  100.00%
=======================================  ==================  ===================   ========================


                                                                                      Percentage of the
Maximum                                      Number of           Aggregate           Loans by Aggregate
Mortgage Rate (%)                          Initial Loans     Principal Balance        Principal Balance
---------------------------------------  ------------------  -------------------   ---------------------
 10.001  to   10.500                                     2          $455,849.19                    0.75%
 10.501  to   11.000                                     2           453,063.24                    0.75
 11.001  to   11.500                                     4           638,518.71                    1.05
 11.501  to   12.000                                     8         3,265,476.09                    5.38
 12.001  to   12.500                                    26         8,264,068.96                   13.61
 12.501  to   13.000                                    51        10,261,093.82                   16.90
 13.001  to   13.500                                    73        14,196,865.35                   23.38
 13.501  to   14.000                                    59        11,264,196.67                   18.55
 14.001  to   14.500                                    31         5,289,591.12                    8.71
 14.501  to   15.000                                    30         5,078,294.30                    8.36
 15.001  to   15.500                                     6           683,289.53                    1.13
 15.501  to   16.000                                     3           570,608.37                    0.94
 16.001  to   16.500                                     3           282,277.62                    0.46
 16.501  to   17.000                                     1            29,081.12                    0.05
---------------------------------------  ------------------  -------------------   ------------------------
Total:                                                 299       $60,732,274.09                  100.00%
=======================================  ==================  ===================   ========================


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                                       44

Subject to Revision - Computational Materials Dated April 13, 2004
--------------------------------------------------------------------------------

                                                                                      Percentage of the
Minimum                                      Number of           Aggregate           Loans by Aggregate
Mortgage Rate (%)                          Initial Loans     Principal Balance        Principal Balance
---------------------------------------  ------------------  -------------------   ---------------------
  5.001  to     5.500                                    1          $746,549.08                    1.23%
  5.501  to     6.000                                   16         3,955,382.90                    6.51
  6.001  to     6.500                                   63        15,350,702.49                   25.28
  6.501  to     7.000                                   62        13,647,465.15                   22.47
  7.001  to     7.500                                   59        11,752,852.07                   19.35
  7.501  to     8.000                                   53         9,742,841.59                   16.04
  8.001  to     8.500                                   16         1,983,712.30                    3.27
  8.501  to     9.000                                   16         2,309,627.54                    3.80
  9.001  to     9.500                                    6           683,289.53                    1.13
  9.501  to    10.000                                    3           248,492.70                    0.41
 10.001  to    10.500                                    3           282,277.62                    0.46
 11.501  to    12.000                                    1            29,081.12                    0.05
---------------------------------------  ------------------  -------------------   ------------------------
Total:                                                 299       $60,732,274.09                  100.00%
=======================================  ==================  ===================   ========================


                                                                                      Percentage of the
Months to Next                                   Number of            Aggregate      Loans by Aggregate
Adjustment Date                             Mortgage Loans    Principal Balance       Principal Balance
---------------------------------------  ------------------  -------------------   ---------------------
 1 to 12                                                 4          $672,993.31                    1.11%
13 to 24                                               277        56,419,661.30                   92.90
25 to 36                                                18         3,639,619.48                    5.99
---------------------------------------  ------------------  -------------------   ------------------------
Total:                                                 299       $60,732,274.09                  100.00%
=======================================  ==================  ===================   ========================


                                                                                      Percentage of the
                                             Number of           Aggregate           Loans by Aggregate
Gross Margin (%)                           Initial Loans     Principal Balance        Principal Balance
---------------------------------------  ------------------  -------------------   ---------------------
  4.501  to    5.000                                     7        $1,564,502.40                    2.58%
  5.001  to    5.500                                    29         6,935,583.04                   11.42
  5.501  to    6.000                                     7         2,073,553.71                    3.41
  6.001  to    6.500                                   125        27,715,658.96                   45.64
  6.501  to    7.000                                    43         7,741,297.05                   12.75
  7.001  to    7.500                                    50         7,802,757.03                   12.85
  7.501  to    8.000                                    17         3,180,425.68                    5.24
  8.001  to    8.500                                    15         2,728,179.13                    4.49
  8.501  to    9.000                                     4           818,352.80                    1.35
  9.001  to    9.500                                     2           171,964.29                    0.28
---------------------------------------  ------------------  -------------------   ------------------------
Total:                                                 299       $60,732,274.09                  100.00%
=======================================  ==================  ===================   ========================


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                                       45